                    [LOGO POWER PORTFOLIO VARIABLE ANNUITY APPEARS HERE]

---------------------------------------------------------
                     POWER PORTFOLIO
                     VARIABLE ANNUITY
                     ANNUAL REPORT
                     December 31, 1995

---------------------------------------------------------

                     GNA Variable Series Trust

                     Variable Investment Trust


                     ---------------------------------------------------------
                     GREAT NORTHERN INSURED ANNUITY CORPORATION
                     Corporate Office: Two Union Square
                     P.O. Box 490 . Seattle, Washington 98111-0490
                     (206) 625-1755

                     VARIABLE ANNUITY SERVICE CENTER:
                     300 Berwyn Park . Berwyn, PA 19312-0031
                     (800) 455-0870

                        POWER PORTFOLIO VARIABLE ANNUITY

                               TABLE OF CONTENTS

LETTER FROM THE PRESIDENT...................................................   2
GNA VARIABLE SERIES TRUST
  Financial Market Review...................................................   3
  GNA Adjustable Rate Portfolio.............................................   3
  GNA Government Portfolio..................................................   5
  GNA Growth Portfolio......................................................   6
  GNA Value Portfolio.......................................................   7
  Notes to Performance......................................................   9
  Financial Statements and Notes............................................  10
  Report of Independent Accountants.........................................  39

VARIABLE INVESTMENT TRUST
  GE U.S. Equity Portfolio..................................................  40
  GE International Equity Portfolio.........................................  41
  GE Fixed Income Portfolio.................................................  42
  GE Money Market Portfolio.................................................  43
  Notes to Performance......................................................  44
  Financial Statements and Notes............................................  46
  Report of Independent Accountants.........................................  76


This report is prepared for Certificateholders of the Power Portfolio variable annuity. It is not authorized for use as an offer of sale or a solicitation of an offer to buy the Power Portfolio variable annuity unless accompanied or pre-ceded by the annuity's current prospectus and the current prospectuses of the portfolios available for investment thereunder.

                                                       LETTER FROM THE PRESIDENT
2  --------------------------------------------------------------------------

                                                            ----------------

Dear Valued Customer:                                             [ART]

  I am pleased to present the first combined annual report for the portfolios which are available through the Power Portfolio variable annuity. In this report, you will ---------------- find a discussion from each portfolio manager of recent activity in the stock, bond and money markets, the impact of recent developments on investment returns and their particular market perspective and outlook. The report also contains fi-nancial statements and financial highlights for each of the portfolios.

  I encourage you to periodically review your variable annuity to ensure your investment allocation meets your objectives. The investment professionals who represent the Power Portfolio are available to help you make those evaluations. If you have questions about this report, please call the GNA Variable Annuity Service Center at 1-800-455-0870.

Thank you for investing with GNA.

Sincerely,
/s/ Patrick E. Welch
Patrick E. Welch
President and CEO

--------------------------------------------------------------------------3

                           GNA VARIABLE SERIES TRUST
                     GNA CAPITAL MANAGEMENT, INC., ADVISER

FINANCIAL MARKET REVIEW BY GNA CAPITAL MANAGEMENT, INC.

  The dominant theme in the domestic financial markets over the last twelve months was an increasing acceptance of the so-called "Fed engineered soft landing". This refers to the idea that the Federal Reserve's management of short-term interest rates via monetary policy decisions has slowed the growth rate of the economy to a more sustainable, low-inflation level, without push-ing the economy into a recession. Year-over-year growth rates available as of this writing show Gross Domestic Product (GDP) at +3.3%, and the Consumer Price Index (CPI) at +2.6%, both down from a year ago. These rates lagged somewhat due to the Federal Government shutdown and the Blizzard of 1996.

  This economic environment produced a banner year for financial securities. Reduced inflationary fears helped push interest rates sharply lower, boosting bond prices. Lower interest rates combined with robust growth of corporate profits pushed stock prices up. In this environment, the bond market, as mea-sured by the Lehman Brothers Aggregate Bond Index, had a total return of +18.5%, and the stock market, as measured by the Standard & Poor's 500 Stock Index, returned +37.6%. Both of these total returns were well above their long-term averages.

GNA ADJUSTABLE RATE PORTFOLIO
REPORT FROM PORTFOLIO MANAGER LORI DRISCOLL
STANDISH, AYER & WOOD, INC., SUB-ADVISER

  For the year ended December 31, 1995, bond yields declined substantially. The momentum of the bond rally was particularly strong in the first half of the year, as market expectations favored the "soft landing" scenario--i.e., slower economic growth with low inflation. In this environment, the unmanaged Lehman Brothers ARM Index had a total return of +11.7%.

                                                       GNA VARIABLE SERIES TRUST
4  --------------------------------------------------------------------------

  For the year, the Portfolio's total return was +11.5%. In comparison, the Morningstar Government Bond--ARM fund average of 57 funds posted an average to-tal return of +4.1%. (See graph below.) Adjustable rate mortgages, in particu-lar GNMA ARMs, produced very favorable returns. The ARMs sector benefited from several market trends throughout the year, most importantly, the decline in in-terest rates. With declining supply and reduced interest rate cap risk, ARM spreads narrowed versus Treasuries, and this contributed favorably to the Port-folio's performance.

                             [GRAPH APPEARS HERE]
Performance of a $10,000
------------------------
investment since inception
--------------------------
of the GNA Adjustable
---------------------
Rate Portfolio--
----------------
(1/3/95)
-------


                  GNA Adjustable        Lehman Brothers       Morningstar Government
  MONTH           Rate Properties          ARM Index          Bond--ARM Fund Average
------------------------------------------------------------------------------------
Dec 1994             $10,000                $10,000                  $10,000
Jan 1995             $10,120                $10,166                  $10,001
Feb 1995             $10,270                $10,370                  $10,083
Mar 1995             $10,429                $10,420                  $10,143
Apr 1995             $10,490                $10,531                  $10,187
May 1995             $10,713                $10,701                  $10,289
Jun 1995             $10,761                $10,745                  $10,276
Jul 1995             $10,754                $10,784                  $10,289
Aug 1995             $10,843                $10,850                  $10,341
Sep 1995             $10,919                $10,927                  $10,352
Oct 1995             $10,999                $10,994                  $10,305
Nov 1995             $11,083                $11,088                  $10,371
Dec 1995             $11,149                $11,172                  $10,406

            Past performance is not indicative of future results.
                   See Notes to Performance Graph (page 9).

  Looking forward, we feel that the underlying economic fundamentals are mod-estly improving. With the U. S. economy close to full utilization of resources, relatively high consumer confidence and higher employment, it would seem un-likely that current low bond yields could be sustained for an extended period of time. With a positive inflation outlook and moderate economic growth, we ex-pect the Fed could lower short-term rates further in 1996, and the yield curve will likely steepen. In the interim, the bond market remains vulnerable without a Federal budget resolution. In the event of a prolonged delay, and heightened concern over default risk, bond yields could temporarily drift higher, particu-larly for longer maturities.

  The Portfolio is positioned to benefit from current market conditions as we have primarily invested in agency adjustable rate mortgages, favoring GNMA ARMs. In a stable to moderately higher interest rate environment, these ARMs tend to perform well as they provide a rising income advantage. Conversely, when interest rates decline, the coupon adjustment downward of GNMA ARMs is limited to 1% per year. In many cases, these securities were originated with "teaser rates" and will still reset upward in a falling rate environment. We believe that the attractive yield advantage of GNMA ARMs and favorable market supply and demand technicals will work to the Portfolio's benefit in the months ahead.

================================================================================

GNA VARIABLE SERIES TRUST
-------------------------------------------------------------------------- 5

GNA GOVERNMENT PORTFOLIO
REPORT FROM PORTFOLIO MANAGER CHARLES A. KAMINSKI
GNA CAPITAL MANAGEMENT, INC., ADVISER

  In general, just about everything that could go right for bond investors in 1995, did go right. Federal Reserve monetary policy successfully guided the economy to a so-called "soft landing"--moderate economic growth with low infla-tion--while avoiding recession. Major foreign economies showed restrained growth and lower inflation as well. With this economic backdrop, interest rates fell sharply and bond prices, which move in the opposite direction of rates, rose to higher levels. In this environment, the bond market, as measured by the unmanaged Lehman Brothers Government Bond Index, had a total return of +18.3%, which was well above its long-term average.

  For the year, the Government Portfolio had a total return of +16.0%. In com-parison, the Morningstar Government Bond--General fund average of 392 funds had an average total return of +14.8%. (See graph below.) Outperformance relative to the peer group can be primarily attributed to portfolio construction, secu-rity selection and opportunistic trading. The Portfolio's duration can range between 4.0 and 4.5 years--lower than the average fund in Morningstar's Govern-ment Bond--General fund universe. Under normal circumstances, one would expect this to have hurt the Portfolio's relative performance during a bull market year like 1995. (Note: In a rising rate environment, the shorter duration would give the Portfolio a natural advantage.) Two factors contributed greatly to overcoming this handicap. First, we kept the Portfolio duration near 4.5 years for most of 1995. And second, the Portfolio held U. S. Treasury zero coupon bonds which benefited from a dramatic flattening of the yield curve.

                             [GRAPH APPEARS HERE]

Performance of a $10,000
------------------------
investment since inception
--------------------------
of the GNA Government
---------------------
Portfolio--
-----------
(1/3/95)
-------

                  GNA Government        Lehman Government       Morningstar Government
  Month             Portfolio              Bond Index         Bond--General Fund Average
----------------------------------------------------------------------------------------
Dec 1994             $10,000                $10,000                     $10,000
Jan 1995             $10,174                $10,186                     $10,155
Feb 1995             $10,412                $10,405                     $10,353
Mar 1995             $10,487                $10,471                     $10,404
Apr 1995             $10,604                $10,608                     $10,519
May 1995             $10,946                $11,035                     $10,849
Jun 1995             $10,984                $11,120                     $10,909
Jul 1995             $10,982                $11,079                     $10,882
Aug 1995             $11,103                $11,209                     $10,993
Sep 1995             $11,198                $11,316                     $11,081
Oct 1995             $11,332                $11,488                     $11,212
Nov 1995             $11,455                $11,667                     $11,354
Dec 1995             $11,597                $11,833                     $11,484
----------------------------------------------------------------------------------------

            Past performance is not indicative of future results.
                      See Notes to Performance (page 9).

                                                      GNA VARIABLE SERIES TRUST
6  ----------------------------------------------------------------------------

  The last three years have been characterized by bond markets moving primar-ily in one direction each year--down in 1993, up in 1994, and rates down in 1995. Going forward we expect interest rates to stay in a trading range as conflicting economic and market data pushes rates in both directions. Conse-quently, the Portfolio is neutrally positioned at this time with a duration of
4.25 years. As rates move towards the bottom end of the range--5.75% on the long bond--we expect to drop the Portfolio's duration to 4.0. Above 6.25% on the long bond, we expect to move towards the upper duration limit. We do not foresee a major restructuring in the sector weights at this time.

GNA GROWTH PORTFOLIO
REPORT FROM ALAN N. HOFFMAN, SR. PORTFOLIO MANAGER
VALUE LINE, INC., SUB-ADVISER

  The broad stock-market averages performed quite well during 1995. The small-er-cap NASDAQ composite and the Dow Jones Industrial Average total returns were +39.9% and +36.8%, respectively. The Portfolio's unmanaged market index benchmark, the Standard & Poor's 500 Index, had a total return of +37.6%.

  During 1995, the Portfolio had a large exposure to the technology sector, and while those stocks generally performed very well during most of the year, profit-taking and concerns about semi-conductors dragged the sector down in the fourth quarter. Financial and health-care stocks also contributed to the Portfolio's performance. For the year, the Portfolio's total return was +33.4%. In comparison, the Morningstar Growth fund average of 879 funds had an average total return of +30.7%. (See graph below.)


                             [GRAPH APPEARS HERE]

Performance of a $10,000
------------------------
investment since inception
--------------------------
of the GNA Growth
-----------------
Portfolio--
-----------
(1/3/95)
--------


             GNA Growth         S&P 500     Morningstar Growth
Month         Portfolio       Stock Index     Fund Average
--------------------------------------------------------------
Dec 1994       $10,000          $10,000         $10,000
Jan 1995       $10,120          $10,259         $10,063
Feb 1995       $10,564          $10,659         $10,445
Mar 1995       $10,819          $10,974         $10,737
Apr 1995       $11,001          $11,297         $10,949
May 1995       $11,317          $11,749         $11,255
Jun 1995       $12,110          $12,022         $11,741
Jul 1995       $12,951          $12,420         $12,323
Aug 1995       $13,006          $12,451         $12,423
Sep 1995       $13,451          $12,977         $12,766
Oct 1995       $13,259          $12,931         $12,558
Nov 1995       $13,579          $13,498         $13,019
Dec 1995       $13,336          $13,758         $13,074

             Past performance is not indicative of future results.
                       See Notes to Performance (page 9)
=============================================================================

GNA VARIABLE SERIES TRUST
---------------------------------------------------------------------- 7

The stock market has been volatile recently, reflecting worries about the outcome of the Federal budget negotiations, economic strength or weakness, and the course of the bond market. However, we believe that the domestic economy is in good shape, and that modest growth with negligible inflation should drive interest rates lower during 1996. Stock market growth should also re-sume, although not likely at the accelerated pace of 1995. We clearly do not project a protracted bear market in the foreseeable future.

  The Portfolio currently holds somewhat more cash than usual, both as a hedge against downside volatility during the current period of market hesitance and as a buying reserve to accumulate selected issues on market dips. The Portfo-lio's overweighting of technology stocks remains intact, and we're looking more closely at financial services issues.

GNA VALUE PORTFOLIO
REPORT FROM PORTFOLIO MANAGER CARL F. FAUST
DUFF & PHELPS INVESTMENT MANAGEMENT CO., SUB-ADVISER

  For the year ended December 31, 1995, the unmanaged S&P 500 Index total re-turn was +37.6%, and the market experienced an explosive rally into record high territory. Stock prices were pushed higher primarily by two factors-- falling interest rates and strong corporate profits. Interest rates fell dra-matically as the bond market rallied in response to a "soft landing" economic scenario--slowing economic growth with low inflation.

  For 1995, the Portfolio's total return was +27.7%. In comparison, the Morn-ingstar Equity-Income fund average of 119 funds posted an average total return of +29.4%. (See graph on page 8.) Upon receiving our initial funding at the beginning of the year, we invested cash into the stock market over a period of time using a conservative dollar cost averaging approach. As a result, we held moderate cash reserves in the first half of the year during a rising market, which served as a drag on the Portfolio's performance. With the benefit of hindsight, returns would have been better if all of the cash had been invested in stocks immediately. Also, lower quality stocks outpaced high quality stocks over the year, hurting the Value Portfolio's relative performance because of its high quality focus. However, during the last couple of months, there was a noticeable shift toward higher quality issues due to expectations for slower earnings growth going forward.

===============================================================================

                                                       GNA VARIABLE SERIES TRUST
8   ----------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

Performance of a $10,000
------------------------
investment since inception
--------------------------
of the GNA Value
---------------------
Portfolio--
-----------
(1/3/95)
-------

                    GNA Value               S&P 500               Morningstar Equity--
  Month             Portfolio             Stock Index             Income Fund Average
----------------------------------------------------------------------------------------
Dec 1994             $10,000                $10,000                 $10,000
Jan 1995             $10,193                $10,259                 $10,199
Feb 1995             $10,457                $10,659                 $10,524
Mar 1995             $10,624                $10,974                 $10,760
Apr 1995             $10,925                $11,297                 $10,996
May 1995             $11,244                $11,749                 $11,335
Jun 1995             $11,355                $12,022                 $11,455
Jul 1995             $11,655                $12,420                 $11,739
Aug 1995             $11,639                $12,451                 $11,852
Sep 1995             $12,153                $12,977                 $12,243
Oct 1995             $12,171                $12,931                 $12,118
Nov 1995             $12,579                $13,498                 $12,635
Dec 1995             $12,766                $13,758                 $12,938

             Past performance is not indicative of future results.
                      See Notes to Performance (page 9).

  Looking forward to 1996, we anticipate a further deceleration of economic growth to around +2.0%, down from an estimated +2.5% to +3.0% in 1995, with in-flation expected to remain moderate at around +2.5%, down from an estimated +2.8% rate in 1995. Corporate profit growth for the year is expected to slow considerably to around +5%, down from an estimated +16% in 1995.

  The Value Portfolio should benefit as earnings growth for the market deceler-ates. We believe that investors are likely to seek stocks with more stable and consistent earnings growth--high quality stocks--in this environment. We are modestly overweighted in the cyclical sector. Historically, cyclical stocks tend to outperform the market when lower interest rates are anticipated and ex-pected earnings are being revised downward. We remain underweighted in the de-fensive sector, where we believe that valuation levels are generally full. And our most significant overweighting is the technology sector, where fundamentals for most companies remain bright.

================================================================================

GNA VARIABLE SERIES TRUST
-------------------------------------------------------------------------- 9

NOTES TO PERFORMANCE

  Total returns assume changes in share price and reinvestment of dividends and capital gains. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Total returns include the effect of deducting each Portfolio's expenses, but do not include charges and expenses attributable to the Power Portfolio vari-able annuity. If total returns included the effects of these charges and ex-penses, the performance figures for each Portfolio would have been lower. Please review the Power Portfolio variable annuity prospectus for information on the relevant charges and expenses. Additionally, the Adviser has agreed to waive or limit certain expenses as described in detail in each Portfolio's prospectus. Had the Adviser not absorbed a portion of expenses, total returns would have been lower.

  The Lehman Government Bond Index, S&P 500 Stock Index and the Lehman Broth-ers ARM Index are unmanaged indices and do not reflect the actual cost of in-vesting in the instruments that comprise each index. The results shown for the foregoing indices assume reinvestment of net dividends.

The views expressed in this report reflect those of the portfolio manager only through December 31, 1995, the end of the period of this report. The portfolio manager's views are subject to change at any time based on market and other conditions.

GNA VARIABLE SERIES TRUST
GNA CAPITAL MANAGEMENT, INC., ADVISER

Transfer Agent:                  State Street Bank and Trust Company
Custodian:                       State Street Bank and Trust Company
Independent Accountants:         Coopers & Lybrand L.L.P.
Legal Counsel:                   Goodwin, Procter & Hoar

Sub-Advisers:                    Standish, Ayer & Wood, Inc.
                                 GNA Adjustable Rate Portfolio

                                 Value Line, Inc.
                                 GNA Growth Portfolio

                                 Duff & Phelps Investment Management, Co.
                                 GNA Value Portfolio

                    GNA VARIABLE SERIES TRUST - GNA ADJUSTABLE RATE PORTFOLIO 10 --------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1995

                                                % OF NET PRINCIPAL    MARKET
                                                 ASSETS  AMOUNT ($) VALUE ($)
                                                -------- ---------- ----------
LONG-TERM GOVERNMENT SECURITIES                   87.8
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
ADJUSTABLE RATE MORTGAGES (a)(b) - 36.4
 5.000%, with various maturity dates to
   October 20, 2024............................           520,736      520,269
 5.500%, with various maturity dates to August
   20, 2025....................................           859,926      867,958
 6.000%, with various maturity dates to April
   20, 2024....................................           607,415      618,094
 7.000%, with a maturity date of September 20,
   2024........................................            49,679       50,804
                                                                    ----------
 Total Government National Mortgage Association
   Adjustable Rate Mortgages
    (Cost $1,904,041)..........................                      2,057,125
                                                                    ----------
UNITED STATES TREASURY NOTES - 14.8
 6.875%, with a maturity date of
   August 31, 1999 (d).........................           725,000      761,931
 7.500%, with a maturity date of November 15,
   2001........................................            65,000       71,592
                                                                    ----------
 Total United States Treasury Notes
    (Cost $824,254)............................                        833,523
                                                                    ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
ADJUSTABLE RATE MORTGAGES (a)(b) - 14.7
 7.009%, with a maturity date of
   July 1, 2024................................           233,661      240,561
 7.497%, with a maturity date of November 1,
   2024........................................           401,045      412,575
 7.654%, with a maturity date of November 1,
   2024........................................           174,830      175,534
                                                                    ----------
 Total Federal National Mortgage Association
   Adjustable Rate Mortgages
    (Cost $795,688)............................                        828,670
                                                                    ----------





================================================================================
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA VARIABLE SERIES TRUST - GNA ADJUSTABLE RATE PORTFOLIO
-------------------------------------------------------------------------- 11


DECEMBER 31, 1995, CONTINUED

                                                 % OF NET PRINCIPAL    MARKET
                                                  ASSETS  AMOUNT ($) VALUE ($)
                                                 -------- ---------- ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  ADJUSTABLE RATE MORTGAGES (a)(b) - 12.4
 6.009%, with a maturity date of December 1,
   1999........................................            228,497      234,781
 6.121%, with a maturity date of January 1,
   2025........................................            455,019      466,181
                                                                     ----------
 Total Federal Home Loan Mortgage Corporation
   Adjustable Rate Mortgages
    (Cost $674,190)............................                         700,962
                                                                     ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (a)(b) -
   8.1
 8.000%, with a maturity date of January 1,
   2000
    (Cost $453,297)............................            453,139      456,252
                                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (a)(b) - 1.4
 9.000%, with a maturity date of January 15,
   1999 (c)
    (Cost $80,180).............................             75,000       79,453
                                                                     ----------
 Total Long-Term Government Securities
    (Cost $4,731,650)..........................                       4,955,985
                                                                     ----------
ASSET-BACKED SECURITIES                            10.9
 Contimortgage Home Equity Loan, 6.860%, July
   15, 2010
   [Series 1995-3 Class A].....................            225,000      228,445
 EQCC Home Equity Loan Trust,
   5.725%, December 15, 2008
   [Series 1993-4 Class A].....................            111,723      109,418
 Equicon Loan Trust,
   5.850%, November 18, 2012
   [Series 1993-1].............................             16,138       15,979
 UCFC Loan Trust,
   8.250%, April 10, 2016
   [Series 1995-A Class 4].....................            250,000      261,563
                                                                     ----------
 Total Asset-Backed Securities
    (Cost $611,921)............................                         615,405
                                                                     ----------

================================================================================
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       GNA VARIABLE SERIES TRUST - GNA ADJUSTABLE RATE PORTFOLIO 12 -----------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1995, CONTINUED

                                                 % OF NET  NUMBER     MARKET
                                                  ASSETS  OF SHARES VALUE ($)
                                                 -------- --------- ----------
MONEY MARKET MUTUAL FUNDS                           2.5
 The Seven Seas Series Money Market Fund [Class
   A]...........................................           71,554       71,554
 The Seven Seas Series US Government Money
   Market Fund..................................           70,521       70,521
                                                                    ----------
 Total Money Market Mutual Funds
    (Cost $142,075).............................                       142,075
                                                  -----             ----------
SUMMARY
 Total investment portfolio
    (Cost $5,485,646) (Note 3)..................  101.2              5,713,465
 Other assets and liabilities, net..............   (1.2)               (65,487)
                                                  -----             ----------
NET ASSETS......................................  100.0             $5,647,978
                                                  =====             ==========

------------------------
NOTES:
(a) The investments in mortgage-backed securities are interests in separate pools of mortgages. All such issues which have similar coupon rates have been aggregated for financial statement presentation purposes.
(b) Effective maturities for these securities are expected to be shorter than indicated due to prepayments.
(c)  To be announced ("TBA" Forward Commitment Transactions) securities (see
     Note 2).
(d)  Segregated, in part, as collateral for TBA Securities (see Note 2).

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA VARIABLE SERIES TRUST - GNA GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------- 13

INVESTMENT PORTFOLIO
DECEMBER 31, 1995

                                                 % OF NET PRINCIPAL   MARKET
                                                  ASSETS  AMOUNT ($) VALUE ($)
                                                 -------- ---------- ---------
LONG-TERM GOVERNMENT SECURITIES                    96.7
FEDERAL HOME LOAN MORTGAGE CORPORATION (a)(b) -
 38.6
 7.000%, with various maturity dates to August
   1, 2025 .....................................          1,878,810  1,895,832
 8.000%, with various maturity dates to April
   1, 2017 .....................................            489,907    505,862
 8.500%, with a maturity date of
   July 1, 2010 ................................            354,878    370,897
                                                                     ---------
 Total Federal Home Loan Mortgage Corporation
    (Cost $2,661,822)...........................                     2,772,591
                                                                     ---------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
ADJUSTABLE RATE MORTGAGES (a)(b) - 9.8
 6.000%, with a maturity date of December 20,
   2024.........................................            192,582    197,156
 6.125%, with a maturity date of November 20,
   2022.........................................             86,272     87,567
 6.500%, with various maturity dates to
   November 20, 2023............................            411,775    418,415
                                                                     ---------
 Total Government National Mortgage Association
   Adjustable Rate Mortgages
    (Cost $659,152).............................                       703,138
                                                                     ---------
UNITED STATES TREASURY BOND - 7.7
 7.875%, with a maturity date of February 15,
   2021
    (Cost $476,235).............................            450,000    554,134
                                                                     ---------
FEDERAL HOME LOAN BANK BONDS - 6.4
 5.720%, with a maturity date of November 22,
   2000 (d).....................................            360,000    356,569
 7.640%, with a maturity date of
   May 8, 2002..................................            100,000    104,625
                                                                     ---------
 Total Federal Home Loan Bank Bonds
    (Cost $426,681).............................                       461,194
                                                                     ---------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                            GNA VARIABLE SERIES TRUST - GNA GOVERNMENT PORTFOLIO
14 -----------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1995, CONTINUED

                                                   % OF NET PRINCIPAL   MARKET
                                                    ASSETS  AMOUNT ($) VALUE ($)
                                                   -------- ---------- ---------
FEDERAL FARM CREDIT BANK NOTE - 6.3
 8.600%, with a maturity date of
   May 30, 2006
    (Cost $449,125)..............................            400,000    451,876
                                                                        -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION REAL ESTATE
MORTGAGE INVESTMENT CONDUITS [REMIC] (b)(c) - 6.1
 6.000%, with a maturity date of
   March 25, 2019
   [Series 1993-136 Class PB]....................             86,400     85,914
 6.500%, with a maturity date of September 25,
   2018
   [Series 1992-150 Class GA]....................            175,000    175,929
 7.000%, with a maturity date of November 25,
   2009
   [Series 1992-14 Class D]......................            175,000    177,898
                                                                        -------
 Total Federal National Mortgage Association Real
   Estate Mortgage Investment Conduits [REMIC]
    (Cost $431,584)..............................                       439,741
                                                                        -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION ADJUSTABLE
RATE MORTGAGE (a)(b) - 5.2
 8.607%, with a maturity date of
   July 1, 2019
    (Cost $356,723)..............................            357,842    368,688
                                                                        -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (a)(b) -
 4.7
 6.500%, with a maturity date of
   January 1, 2024...............................            205,006    202,570
 7.500%, with a maturity date of
   June 1, 2002..................................             64,898     66,419
 8.000%, with various maturity dates to July 1,
   1998..........................................             65,332     67,129
                                                                        -------
 Total Federal National Mortgage Association
    (Cost $332,287)..............................                       336,118
                                                                        -------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

GNA VARIABLE SERIES TRUST - GNA GOVERNMENT PORTFOLIO
----------------------------------------------------------------------------- 15

INVESTMENT PORTFOLIO
DECEMBER 31, 1995, CONTINUED

                                                 % OF NET PRINCIPAL   MARKET
                                                  ASSETS  AMOUNT ($) VALUE ($)
                                                 -------- ---------- ---------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(a)(b) - 4.6
 6.500%, with a maturity date of
   October 15, 2010.............................            96,674      97,580
 8.500%, with various maturity dates to May 15,
   2003.........................................           223,262     234,425
                                                                     ---------
 Total Government National Mortgage Association
    (Cost $320,033).............................                       332,005
                                                                     ---------
FEDERAL HOME LOAN MORTGAGE CORPORATION
MULTICLASS MORTGAGE PARTICIPATION CERTIFICATES
(b)(c) - 2.9
 5.850%, with a maturity date of February 15,
   2008
   [Series 1678 Class PG].......................           110,000     108,488
 6.500%, with a maturity date of February 15,
   2021
   [Series 128 Class I].........................           100,000      98,937
                                                                     ---------
 Total Federal Home Loan Mortgage Corporation
   Multiclass Mortgage Participation
   Certificates
    (Cost $199,445).............................                       207,425
                                                                     ---------
TENNESSEE VALLEY AUTHORITY NOTE - 1.9
 6.125%, with a maturity date of
   July 15, 2003
    (Cost $131,356).............................           133,000     133,249
                                                                     ---------
PRIVATE EXEMPT FUNDING
CORPORATION - 1.5
 9.100%, with a maturity date of
   October 30, 1998
    (Cost $108,625).............................           100,000     109,256
                                                                     ---------
UNITED STATES TREASURY STRIPS - 1.0
 Zero Coupon, with a maturity date of February
   15, 2018
    (Cost $66,119)..............................           275,000      69,663
                                                                     ---------
 Total Long-Term Government Securities
    (Cost $6,619,187)...........................                     6,939,078
                                                                     ---------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                            GNA VARIABLE SERIES TRUST - GNA GOVERNMENT PORTFOLIO
16 -----------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1995, CONTINUED

                                                  % OF NET  NUMBER     MARKET
                                                   ASSETS  OF SHARES VALUE ($)
                                                  -------- --------- ----------
MONEY MARKET MUTUAL FUNDS                            2.1
 The Seven Seas Series Money Market Fund [Class
   A]............................................           75,593       75,593
 The Seven Seas Series US Government Money
   Market Fund...................................           75,872       75,872
                                                                     ----------
 Total Money Market Mutual Funds
    (Cost $151,465)..............................                       151,465
                                                                     ----------
OUTSTANDING OPTIONS PURCHASED ON FUTURES
CONTRACTS                                            0.1
 Three contracts of call options purchased on
   United States Treasury Bond at $120 expiring
   6/22/96
    (Cost $9,962)................................                        10,360
                                                   -----             ----------
SUMMARY
 Total investments
    (Cost $6,780,614) (Note 3)...................   98.9              7,100,903
 Other assets and liabilities, net...............    1.1                 75,664
                                                   -----             ----------
NET ASSETS.......................................  100.0             $7,176,567
                                                   =====             ==========

------------------------
NOTES:
(a) The investments in mortgage-backed securities are interests in separate pools of mortgages. All such issues which have similar coupon rates, have been aggregated for financial statement presentation purposes.
(b) Effective maturities for these securities are expected to be shorter than indicated due to prepayments.
(c) Risks associated with Collateralized Mortgage Obligations ("CMO's") - The net asset value of the Fund is sensitive to interest rate fluctuations as-sociated with CMO's. CMO's are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and in-terest on the mortgages are passed through to the holder of the CMO's on the same schedule as they are received, although certain classes of CMO's have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, an investment in CMO's may be subject to a greater or lesser risk of prepayments than other types of mortgage-related securities.
(d)  Collateral for open futures and options contracts (see Note 3).

  At December 31, 1995, open futures contracts purchased were as follows:

                                          EXPIRATION       FACE        UNREALIZED
PURCHASED          DESCRIPTION               DATE         AMOUNT      APPRECIATION
---------    ------------------------     ----------      ------      ------------
    4        US Treasury Note Futures       Mar 96       $834,931        $3,882
                                                         ========        ======

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

GNA VARIABLE SERIES TRUST - GNA GROWTH PORTFOLIO
----------------------------------------------------------------------------- 17

INVESTMENT PORTFOLIO
DECEMBER 31, 1995

                                                    % OF NET  NUMBER    MARKET
                                                     ASSETS  OF SHARES VALUE ($)
                                                    -------- --------- ---------
COMMON STOCKS
BASIC INDUSTRIES                                      9.3
Chemicals - 7.5%
 Airgas, Incorporated (a)..........................            2,600      86,450
 Cabot Corporation.................................            1,000      53,875
 First Mississippi Corporation.....................            2,600      68,900
 Great Lakes Chemical Corporation..................              700      50,400
 IMC Global, Incorporated..........................            1,600      65,400
 Millipore Corporation.............................            1,300      53,462
 Praxair, Incorporated.............................            2,400      80,700
 Union Carbide Corporation.........................            1,600      60,000
                                                                       ---------
                                                                         519,187
                                                                       ---------
Containers & Glass - 1.0%
 Sealed Air Corporation (a)........................            2,400      67,500
                                                                       ---------
Paper - 0.8%
 Alco Standard Corporation.........................            1,200      54,750
                                                                       ---------
                                                                         641,437
                                                                       ---------
CAPITAL GOODS                                         4.8
Agricultural Machinery - 0.5%
 Deere & Company...................................              900      31,725
                                                                       ---------
Construction & Mining Equipment - 0.8%
 Dover Corporation.................................            1,600      59,000
                                                                       ---------
Electrical Equipment - 0.5%
 Novellus Systems, Incorporated (a)................              700      37,800
                                                                       ---------
Industrial Machinery - 3.0%
 Applied Materials, Incorporated (a)...............            1,500      59,063
 IDEX Corporation..................................            1,500      61,125
 Thermo Electron Corporation (a)...................            1,650      85,800
                                                                       ---------
                                                                         205,988
                                                                       ---------
                                                                         334,513
                                                                       ---------
CONGLOMERATES                                         1.6
 Danaher Corporation...............................            1,800      57,150
 Premark International, Incorporated...............            1,000      50,625
                                                                       ---------
                                                                         107,775
                                                                       ---------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                GNA VARIABLE SERIES TRUST - GNA GROWTH PORTFOLIO
18 -----------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1995, CONTINUED

                                                    % OF NET  NUMBER    MARKET
                                                     ASSETS  OF SHARES VALUE ($)
                                                    -------- --------- ---------
CONSUMER BASICS                                       15.3
Drugs & Health Care - 13.3%
 Amgen, Incorporated (a)...........................            1,000      59,375
 HealthCare COMPARE Corporation (a)................            1,700      73,950
 Invacare Corporation..............................            1,800      45,450
 Johnson & Johnson.................................              800      68,500
 Medtronic, Incorporated...........................            2,200     122,925
 Merck & Company, Incorporated.....................              800      52,600
 Omnicare, Incorporated............................            1,400      62,650
 Pfizer, Incorporated..............................            1,600     100,800
 Schering Plough Corporation.......................            1,600      87,600
 St. Jude Medical, Incorporated (a)................            1,500      64,500
 Stryker Corporation (a)...........................            1,100      57,750
 Summit Technology, Incorporated (a)...............            1,800      60,750
 United Healthcare Corporation.....................            1,000      65,500
                                                                       ---------
                                                                         922,350
                                                                       ---------
Food & Beverages - 0.9%
 Coca-Cola Company.................................              800      59,400
                                                                       ---------
Retail Grocery - 1.1%
 Casey's General Stores, Incorporated..............            3,400      74,375
                                                                       ---------
                                                                       1,056,125
                                                                       ---------
CONSUMER DURABLE GOODS                                 2.6
Household Appliances & Home Furnishings - 1.1%
 Black & Decker Corporation........................            2,200      77,550
                                                                       ---------
Mobile Homes - 1.5%
 Clayton Homes, Incorporated.......................            2,000      42,750
 Oakwood Homes Corporation.........................            1,600      61,400
                                                                       ---------
                                                                         104,150
                                                                       ---------
                                                                         181,700
                                                                       ---------
CONSUMER NON-DURABLE GOODS                             2.4
Cosmetics & Toiletries - 1.2%
 Gillette Company..................................            1,600      83,400
                                                                       ---------
Retail Trade - 1.2%
 Dollar General Corporation........................            2,375      49,281
 Kohl's Corporation (a)............................              700      36,750
                                                                       ---------
                                                                          86,031
                                                                       ---------
                                                                         169,431
                                                                       ---------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA VARIABLE SERIES TRUST - GNA GROWTH PORTFOLIO
----------------------------------------------------------------------------- 19

INVESTMENT PORTFOLIO
DECEMBER 31, 1995, CONTINUED

                                                    % OF NET  NUMBER    MARKET
                                                     ASSETS  OF SHARES VALUE ($)
                                                    -------- --------- ---------
CONSUMER SERVICES                                     2.7
Hotels & Restaurants - 2.2%
 La Quinta Inns, Incorporated......................            1,700      46,538
 McDonald's Corporation............................            1,400      63,175
 Wendys International, Incorporated................            2,100      44,625
                                                                       ---------
                                                                         154,338
                                                                       ---------
Leisure Time - 0.5%
 Disney (Walt) Company.............................              600      35,400
                                                                       ---------
                                                                         189,738
                                                                       ---------
FINANCE                                               8.0
Banks - 2.8%
 Bank of Boston Corporation........................            1,600      74,000
 Fifth Third Bancorp...............................              800      58,600
 Star Banc Corporation.............................            1,000      59,500
                                                                       ---------
                                                                         192,100
                                                                       ---------
Financial Services - 2.1%
 American Express Company..........................            1,000      41,375
 FINOVA Group, Incorporated........................            1,300      62,725
 Green Tree Financial Corporation..................            1,600      42,200
                                                                       ---------
                                                                         146,300
                                                                       ---------
Insurance - 3.1%
 AFLAC, Incorporated...............................            1,000      43,375
 American International Group, Incorporated........              700      64,750
 MGIC Investment Corporation.......................            1,200      65,100
 SunAmerica, Incorporated..........................              900      42,750
                                                                       ---------
                                                                         215,975
                                                                       ---------
                                                                         554,375
                                                                       ---------
GENERAL BUSINESS                                      8.2
Broadcasting - 1.2%
 Capital Cities ABC, Incorporated..................              700      86,363
                                                                       ---------
Business Services - 5.0%
 America Online, Incorporated (a)..................            1,400      52,500
 CUC International, Incorporated...................            1,500      51,187
 First Data Corporation............................            1,000      66,875
 FIserv, Incorporated (a)..........................            1,800      54,000
 Olsten Corporation................................            1,300      51,350
 Omnicom Group.....................................            2,000      74,500
                                                                       ---------
                                                                         350,412
                                                                       ---------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                GNA VARIABLE SERIES TRUST - GNA GROWTH PORTFOLIO
20 -----------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1995, CONTINUED

                                                    % OF NET  NUMBER    MARKET
                                                     ASSETS  OF SHARES VALUE ($)
                                                    -------- --------- ---------
Communication Services - 0.7%
 Andrew Corporation (a)............................            1,200      45,900
                                                                       ---------
Office Furnishings & Supplies - 1.3%
 Danka Business Systems............................            1,200      44,400
 Staples, Incorporated (a).........................            1,800      43,875
                                                                       ---------
                                                                          88,275
                                                                       ---------
                                                                         570,950
                                                                       ---------
TECHNOLOGY                                            24.1
Aerospace - 1.6%
 McDonnell Douglas Corporation.....................              600      55,200
 Watkins Johnson Company...........................            1,200      52,500
                                                                       ---------
                                                                         107,700
                                                                       ---------
Computers & Business Equipment - 6.6%
 3Com Corporation (a)..............................            1,600      74,600
 Cabletron Systems, Incorporated (a)...............              500      40,500
 Ceridian Corporation (a)..........................            2,000      82,500
 Cisco Systems, Incorporated (a)...................              750      55,969
 Dell Computer Corporation (a).....................            1,600      55,400
 EMC Corporation (a)...............................            3,600      55,350
 Hewlett Packard Company...........................              600      50,250
 International Business Machines...................              500      45,875
                                                                       ---------
                                                                         460,444
                                                                       ---------
Electronics - 10.5%
 ADC Telecommunications, Incorporated (a)..........            2,000      73,000
 Arrow Electronics, Incorporated...................              800      34,500
 Avnet, Incorporated...............................              800      35,800
 DSC Communications Corporation (a)................            1,300      47,937
 Integrated Device Technology (a)..................            2,000      25,750
 Intel Corporation.................................            1,000      56,750
 KLA Instruments Corporation (a)...................            1,500      39,094
 Kulicke & Soffa Industries, Incorporated..........            1,800      41,850
 Loral Corporation.................................            1,400      49,525
 Micron Technology, Incorporated...................            1,300      51,512
 Motorola, Incorporated............................              800      45,600
 Tellabs, Incorporated (a).........................            1,000      37,000
 Teradyne, Incorporated (a)........................            1,600      40,000
 Texas Industries, Incorporated....................            1,100      58,300

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA VARIABLE SERIES TRUST - GNA GROWTH PORTFOLIO
----------------------------------------------------------------------------- 21

INVESTMENT PORTFOLIO
DECEMBER 31, 1995, CONTINUED

                                                 % OF NET   NUMBER     MARKET
                                                  ASSETS  OF SHARES  VALUE ($)
                                                 -------- ---------- ----------
 Texas Instruments, Incorporated................                800      41,400
 Vishay Intertechnology, Incorporated (a).......              1,680      52,920
                                                                     ----------
                                                                        730,938
                                                                     ----------
Software - 5.4%
 Broderbund Software, Incorporated (a)..........              1,000      60,750
 Computer Associates International,
   Incorporated.................................              1,200      68,250
 HBO & Company..................................                800      61,300
 Microsoft Corporation (a)......................                700      61,425
 Oracle Systems Corporation (a).................              1,650      69,919
 Parametric Technology Corporation (a)..........                750      49,875
                                                                     ----------
                                                                        371,519
                                                                     ----------
                                                                      1,670,601
                                                  -----              ----------
 Total Common Stocks
   (Cost $4,543,749)............................   79.0               5,476,645
                                                                     ----------
                                                          PRINCIPAL
                                                          AMOUNT ($)
                                                          ----------
SHORT-TERM GOVERNMENT SECURITIES                   14.4
 Federal Home Loan Bank Consolidated Discount
   Notes, 5.47%,
   January 23, 1996 (b)
  (Cost $996,675)...............................          1,000,000     996,675
                                                                     ----------
                                                            NUMBER
                                                          OF SHARES
                                                          ----------
MONEY MARKET MUTUAL FUNDS                           4.9
 The Seven Seas Series Money Market Fund [Class
   A]...........................................            168,458     168,458
 The Seven Seas Series US Government Money
   Market Fund..................................            170,297     170,297
                                                                     ----------
 Total Money Market Mutual Funds
   (Cost $338,755)..............................                        338,755
                                                  -----              ----------
SUMMARY
 Total investment portfolio
   (Cost $5,879,179) (Note 3)...................   98.3               6,812,075
 Other assets and liabilities, net..............    1.7                 114,354
                                                  -----              ----------
NET ASSETS......................................  100.0              $6,926,429
                                                  =====              ==========

------------------------
NOTES:
(a)  Non-income producing securities.
(b)  Yield to maturity (unaudited).

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 GNA VARIABLE SERIES TRUST - GNA VALUE PORTFOLIO
22 -----------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1995

                                                   % OF NET  NUMBER     MARKET
                                                    ASSETS  OF SHARES VALUE ($)
                                                   -------- --------- ----------
COMMON STOCKS
BASIC INDUSTRIES                                      6.7
Chemicals - 5.5%
 duPont (EI) deNemours & Company..................              800       55,900
 Morton International, Incorporated...............            1,400       50,225
 Nalco Chemical Company...........................            1,900       57,238
 PPG Industries, Incorporated.....................            1,900       86,925
                                                                      ----------
                                                                         250,288
                                                                      ----------
Plastics - 1.2%
 Illinois Tool Works, Incorporated................              900       53,100
                                                                      ----------
                                                                         303,388
                                                                      ----------
CAPITAL GOODS                                         6.7
Construction & Mining Equipment - 1.2%
 Caterpillar, Incorporated........................              900       52,875
                                                                      ----------
Electrical Equipment - 4.4%
 General Electric Company.........................            2,000      144,000
 Premier Industrial Corporation...................            2,400       58,800
                                                                      ----------
                                                                         202,800
                                                                      ----------
Pollution Control - 1.1%
 Pall Corporation.................................            1,800       48,375
                                                                      ----------
                                                                         304,050
                                                                      ----------
CONSUMER BASICS                                      15.5
Drugs & Health Care - 9.4%
 Abbott Labs......................................            1,900       79,325
 American Home Products Corporation...............            1,100      106,700
 Pfizer, Incorporated.............................            1,500       94,500
 Schering-Plough Corporation......................            1,800       98,550
 US HealthCare, Incorporated......................            1,000       46,500
                                                                      ----------
                                                                         425,575
                                                                      ----------
Food & Beverages - 4.3%
 Campbell Soup Company............................              800       48,000
 Coca-Cola Company................................              700       51,975
 CPC International, Incorporated..................            1,400       96,075
                                                                      ----------
                                                                         196,050
                                                                      ----------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA VARIABLE SERIES TRUST - GNA VALUE PORTFOLIO
----------------------------------------------------------------------------- 23

INVESTMENT PORTFOLIO
DECEMBER 31, 1995, CONTINUED

                                                   % OF NET  NUMBER    MARKET
                                                    ASSETS  OF SHARES VALUE ($)
                                                   -------- --------- ---------
Household Products - 1.8%
 Procter & Gamble Company.........................            1,000      83,000
                                                                      ---------
                                                                        704,625
                                                                      ---------
CONSUMER DURABLE GOODS                               3.2
Automobiles - 2.0%
 Ford Motor Company...............................            3,200      92,800
                                                                      ---------
Household Appliances & Home Furnishings - 1.2%
 Whirlpool Corporation............................            1,000      53,250
                                                                      ---------
                                                                        146,050
                                                                      ---------
CONSUMER NON-DURABLE GOODS                           6.8
Cosmetics & Toiletries - 1.9%
 Gillette Company.................................              900      46,913
 International Flavors............................              800      38,400
                                                                      ---------
                                                                         85,313
                                                                      ---------
Photography - 1.2%
 Eastman Kodak Company............................              800      53,600
                                                                      ---------
Retail Trade - 3.7%
 May Department Stores Company....................            1,900      80,275
 Walgreen Company.................................            3,000      89,625
                                                                      ---------
                                                                        169,900
                                                                      ---------
                                                                        308,813
                                                                      ---------
CONSUMER SERVICES                                    2.0
Hotels & Restaurants - 1.0%
 McDonald's Corporation...........................            1,000      45,125
                                                                      ---------
Leisure Time - 1.0%
 Disney (Walt) Company............................              800      47,200
                                                                      ---------
                                                                         92,325
                                                                      ---------
ENERGY                                               7.5
Domestic Oil - 2.9%
 Mobil Corporation................................            1,200     134,400
                                                                      ---------
International Oil - 3.6%
 Exxon Corporation................................            1,500     120,187
 Royal Dutch Petroleum Company....................              300      42,338
                                                                      ---------
                                                                        162,525
                                                                      ---------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 GNA VARIABLE SERIES TRUST - GNA VALUE PORTFOLIO
24 -----------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1995, CONTINUED

                                                    % OF NET  NUMBER    MARKET
                                                     ASSETS  OF SHARES VALUE ($)
                                                    -------- --------- ---------
Petroleum Services - 1.0%
 Halliburton Company...............................              900      45,563
                                                                       ---------
                                                                         342,488
                                                                       ---------
FINANCE                                               15.8
Banks - 8.8%
 First Chicago Corporation.........................            2,100      82,950
 MBNA Corporation..................................            1,300      47,938
 Morgan (J.P.) & Company, Incorporated.............            1,400     112,350
 National City Corporation.........................            2,900      96,062
 NationsBank Corporation...........................              900      62,662
                                                                       ---------
                                                                         401,962
                                                                       ---------
Financial Services - 4.4%
 American Express Company..........................            3,000     124,125
 Federal National Mortgage Association.............              600      74,475
                                                                       ---------
                                                                         198,600
                                                                       ---------
Insurance - 2.6%
 American International Group, Incorporated........            1,300     120,250
                                                                       ---------
                                                                         720,812
                                                                       ---------
GENERAL BUSINESS                                       9.4
Business Services - 6.9%
 Automatic Data Processing, Incorporated...........            1,400     103,950
 Donnelley (R.R.) & Sons Company...................            3,100     122,062
 General Motors Corporation [Class E]..............            1,700      88,400
                                                                       ---------
                                                                         314,412
                                                                       ---------
Communication Services - 1.5%
 SBC Communications, Incorporated..................            1,200      69,000
                                                                       ---------
Office Furnishings & Supplies - 1.0%
 Alco Standard Corporation.........................            1,000      45,625
                                                                       ---------
                                                                         429,037
                                                                       ---------
SHELTER                                                1.4
Construction Materials - 1.4%
 Masco Corporation.................................            2,000      62,750
                                                                       ---------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA VARIABLE SERIES TRUST - GNA VALUE PORTFOLIO
----------------------------------------------------------------------------- 25

INVESTMENT PORTFOLIO
DECEMBER 31, 1995, CONTINUED

                                                    % OF NET  NUMBER    MARKET
                                                     ASSETS  OF SHARES VALUE ($)
                                                    -------- --------- ---------
TECHNOLOGY                                            11.1
Computers & Business Equipment - 4.8%
 Compaq Computer Corporation (a)...................            2,200     105,600
 Hewlett Packard Company...........................              600      50,250
 Pitney Bowes, Incorporated........................            1,400      65,800
                                                                       ---------
                                                                         221,650
                                                                       ---------
Electronics - 5.7%
 AMP, Incorporated.................................            2,000      76,750
 Intel Corporation.................................            1,200      68,100
 Raytheon Company..................................            2,400     113,400
                                                                       ---------
                                                                         258,250
                                                                       ---------
Software - 0.6%
 Microsoft Corporation (a).........................              300      26,325
                                                                       ---------
                                                                         506,225
                                                                       ---------
TRANSPORTATION                                         1.6
Railroads & Equipment - 1.6%
 Union Pacific Corporation.........................            1,100      72,600
                                                                       ---------
UTILITIES                                              7.7
Electric Utilities - 1.5%
 Duke Power Company................................            1,400      66,325
                                                                       ---------
Gas & Pipeline Utilities - 1.0%
 Enron Corporation.................................            1,200      45,750
                                                                       ---------
Telephone - 5.2%
 Ameritech Corporation.............................            2,000     118,000
 AT&T Corporation..................................              700      45,325
 Bell Atlantic Corporation.........................            1,100      73,562
                                                                       ---------
                                                                         236,887
                                                                       ---------
                                                                         348,962
                                                      ----             ---------
 Total Common Stocks
   (Cost $3,861,766)...............................   95.4             4,342,125
                                                                       ---------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 GNA VARIABLE SERIES TRUST - GNA VALUE PORTFOLIO
26 -----------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1995, CONTINUED

                                                % OF NET PRINCIPAL    MARKET
                                                 ASSETS  AMOUNT ($) VALUE ($)
                                                -------- ---------- ----------
SHORT-TERM GOVERNMENT SECURITIES                  14.3
 United States Treasury Bill, 3.10%, January
   18, 1996 (b)
   (Cost $649,049).............................           650,000      649,049
                                                                    ----------
                                                           NUMBER
                                                         OF SHARES
                                                         ----------
MONEY MARKET MUTUAL FUNDS                          2.4
 The Seven Seas Series Money Market Fund [Class
   A]..........................................            57,763       57,763
 The Seven Seas Series US Government Money
   Market Fund.................................            51,242       51,242
                                                                    ----------
 Total Money Market Mutual Funds
   (Cost $109,005).............................                        109,005
                                                 -----              ----------
SUMMARY
 Total investment portfolio
   (Cost $4,619,820) (Note 3)..................  112.1               5,100,179
 Other assets and liabilities, net.............  (12.1)               (551,434)
                                                 -----              ----------
NET ASSETS.....................................  100.0              $4,548,745
                                                 =====              ==========

------------------------
NOTES:
(a)  Non-income producing securities.
(b)  Yield to maturity (unaudited).

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA VARIABLE SERIES TRUST
----------------------------------------------------------------------------- 27

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                      GNA
                                   ADJUSTABLE    GNA        GNA        GNA
                                      RATE    GOVERNMENT   GROWTH     VALUE
                                   PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO
                                   ---------- ---------- ---------- ----------
ASSETS
Investments at market value
  (identified cost $5,485,646,
  $6,780,614, $5,879,179 and
  $4,619,820, respectively)
  (Notes 2 and 3)................. $5,713,465 $7,100,903 $6,812,075 $5,100,179
Cash..............................         48        978         94        296
Receivables:
 Fund shares sold.................          3     48,309    167,959     99,282
 Dividends........................        295      1,193      6,894      7,412
 Interest.........................     45,397     60,269        --         --
 Investments sold.................        --         --      25,379        --
 Adviser (Note 4).................      5,868      7,061      9,029      9,016
 Daily variation margin on open
   futures contracts (Notes 2 and
   3).............................        --         562        --         --
Deferred organizational costs
  (Note 2)........................      9,319      9,319      9,319      9,319
Prepaid expenses (Note 2).........        140        146         97         66
                                   ---------- ---------- ---------- ----------
Total assets......................  5,774,535  7,228,740  7,030,846  5,225,570
                                   ---------- ---------- ---------- ----------
LIABILITIES
Payables:
 Fund shares redeemed.............         37        819        106         72
 Investments purchased............        --         --      63,425    643,954
 Investments purchased--delayed
   delivery.......................     80,180        --         --         --
 Dividends........................      9,957     11,856        --         --
 Accrued management fee (Note 4)..      1,907      3,199      4,375      2,543
 Other accrued expenses and
   payables.......................     34,476     36,299     36,511     30,256
                                   ---------- ---------- ---------- ----------
Total liabilities.................    126,557     52,173    104,417    676,825
                                   ---------- ---------- ---------- ----------
NET ASSETS........................ $5,647,978 $7,176,567 $6,926,429 $4,548,745
                                   ========== ========== ========== ==========
NET ASSETS
Net assets consist of (Note 2):
 Undistributed net investment
   income......................... $   13,526 $    8,138 $      --  $    1,391
 Accumulated net realized gains...     51,845    142,894    114,376     87,100
 Unrealized appreciation on
   investments (Note 3)...........    227,819    320,289    932,896    480,359
 Unrealized appreciation on
   futures contracts (Note 3).....        --       3,882        --         --
 Shares of beneficial interest....  5,354,788  6,701,364  5,879,157  3,979,895
                                   ---------- ---------- ---------- ----------
NET ASSETS........................ $5,647,978 $7,176,567 $6,926,429 $4,548,745
                                   ========== ========== ========== ==========
Outstanding shares of beneficial
  interest of no par value........    213,611    263,928    208,387    145,215
                                   ========== ========== ========== ==========
Net asset value, offering and
  redemption price per share......     $26.44     $27.19     $33.24     $31.32
                                   ========== ========== ========== ==========

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                       GNA VARIABLE SERIES TRUST
28 -----------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
1995

                                        GNA
                                     ADJUSTABLE    GNA        GNA         GNA
                                        RATE    GOVERNMENT   GROWTH      VALUE
                                     PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO
                                     ---------- ---------- ----------  ---------
INVESTMENT INCOME:
Dividends..........................   $ 42,317   $ 21,631  $   56,387  $ 68,891
Interest...........................    280,510    406,070      10,181    10,920
                                      --------   --------  ----------  --------
Total income.......................    322,827    427,701      66,568    79,811
                                      --------   --------  ----------  --------
EXPENSES:
 Management fee (Note 4)...........     21,241     31,935      34,065    20,356
 Transfer agent fee................      9,168      9,169       9,168     9,169
 Custodian fee.....................     27,958     27,211      35,160    32,421
 Amortization for organizational
   costs (Note 2)..................      2,312      2,312       2,312     2,312
 Registration fees.................        152        152         152       152
 Audit fee.........................     12,881     12,881      12,881    12,881
 Legal fee.........................     23,396     25,107      18,332    11,975
 Insurance.........................        515        524         399       329
 Trustees' fees and expenses.......      4,986      5,481       4,107     2,681
 Other.............................      5,984      5,985       6,013     6,253
                                      --------   --------  ----------  --------
Total expenses before reimbursement
  from Adviser.....................    108,593    120,757     122,589    98,529
Reimbursement for expenses from
  Adviser (Note 4).................    (71,422)   (68,821)    (75,721)  (70,275)
                                      --------   --------  ----------  --------
Expenses, net......................     37,171     51,936      46,868    28,254
                                      --------   --------  ----------  --------
Net investment income..............    285,656    375,765      19,700    51,557
                                      --------   --------  ----------  --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
 Net realized gain from investment
   transactions (Notes 2 and 3)....     63,800    154,781     115,086    87,100
 Net realized loss from futures
   contracts.......................        --      (3,947)        --        --
 Net increase in unrealized
   appreciation of investments
   during the year.................    227,819    320,289     932,896   480,359
 Net increase in unrealized
   appreciation of futures
   contracts during the year.......        --       3,882         --        --
                                      --------   --------  ----------  --------
Net realized and unrealized gain on
  investments......................    291,619    475,005   1,047,982   567,459
                                      --------   --------  ----------  --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS........   $577,275   $850,770  $1,067,682  $619,016
                                      ========   ========  ==========  ========

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA VARIABLE SERIES TRUST
----------------------------------------------------------------------------- 29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
1995

                                    GNA
                                 ADJUSTABLE     GNA         GNA         GNA
                                    RATE     GOVERNMENT    GROWTH      VALUE
                                 PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                 ----------  ----------  ----------  ----------
INCREASE IN NET ASSETS
Operations:
 Net investment income.........  $  285,656  $  375,765  $   19,700  $   51,557
 Net realized gain from
   investment transactions.....      63,800     154,781     115,086      87,100
 Net realized loss from futures
   contracts...................         --       (3,947)        --          --
 Net increase in unrealized
   appreciation of investments
   during the year.............     227,819     320,289     932,896     480,359
 Net increase in unrealized
   appreciation of futures
   contracts during the year...         --        3,882         --          --
                                 ----------  ----------  ----------  ----------
 Net increase in net assets
   resulting from operations...     577,275     850,770   1,067,682     619,016
Distributions to shareholders
  from:
 Net investment income.........    (284,085)   (375,567)    (20,410)    (50,166)
Share transactions:
 Proceeds from sales of shares.   5,141,909   6,361,451   5,851,980   3,925,119
 Proceeds from shares issued in
   reinvestment of
   distributions...............     274,129     363,712      20,411      50,166
 Cost of shares redeemed.......     (86,275)    (48,824)    (18,259)    (20,415)
                                 ----------  ----------  ----------  ----------
Increase in net assets from
  Portfolio share transactions.   5,329,763   6,676,339   5,854,132   3,954,870
                                 ----------  ----------  ----------  ----------
INCREASE IN NET ASSETS.........   5,622,953   7,151,542   6,901,404   4,523,720
Net assets at beginning of year
  (original capital)...........      25,025      25,025      25,025      25,025
                                 ----------  ----------  ----------  ----------
NET ASSETS AT END OF YEAR......  $5,647,978  $7,176,567  $6,926,429  $4,548,745
                                 ==========  ==========  ==========  ==========
UNDISTRIBUTED NET INVESTMENT
  INCOME.......................  $   13,526  $    8,138  $      --   $    1,391
                                 ==========  ==========  ==========  ==========
PORTFOLIO SHARE INFORMATION:
 Shares sold...................     205,376     250,976     207,331     143,157
 Shares issued in reinvestment
   of distributions............      10,523      13,782         621       1,743
 Shares redeemed...............      (3,289)     (1,831)       (566)       (686)
                                 ----------  ----------  ----------  ----------
 Increase in Portfolio shares
   outstanding.................     212,610     262,927     207,386     144,214
                                 ==========  ==========  ==========  ==========


================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      GNA VARIABLE SERIES TRUST
30 -----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
1995

The financial highlights set forth below include selected data for a share outstanding throughout the year and other performance information derived from the financial statements.

                                         GNA
                                      ADJUSTABLE    GNA        GNA       GNA
                                         RATE    GOVERNMENT  GROWTH     VALUE
                                      PORTFOLIO  PORTFOLIO  PORTFOLIO PORTFOLIO
                                      ---------- ---------- --------- ---------
NET ASSET VALUE, BEGINNING OF YEAR...   $25.00     $25.00    $25.00    $25.00
                                        ------     ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)............     1.38       1.70      0.10      0.55
Net realized and unrealized gains on
  investments........................     1.44       2.19      8.24      6.31
                                        ------     ------    ------    ------
Total from investment operations.....     2.82       3.89      8.34      6.86
                                        ------     ------    ------    ------
LESS DISTRIBUTIONS FROM
Net investment income................    (1.38)     (1.70)    (0.10)    (0.54)
                                        ------     ------    ------    ------
NET ASSET VALUE, END OF YEAR.........   $26.44     $27.19    $33.24    $31.32
                                        ======     ======    ======    ======
TOTAL RETURN (%)**...................    11.50      15.99     33.37     27.68
RATIOS/SUPPLEMENTAL DATA
Ratios (%):
 Expenses, net, to average daily net
   assets (a)........................     0.70*      0.90*     1.10*     1.10*
 Expenses, gross, excluding
   reimbursement for expenses, to
   average daily net assets..........     2.05*      2.09*     2.89*     3.87*
 Net investment income to average
   daily net assets..................     5.38*      6.51*     0.47*     2.03*
 Portfolio turnover..................    36.47     129.71     65.88     41.67
Net Assets, end of year (millions)...     $5.6       $7.2      $6.9    $  4.5
(a) Reimbursement for expenses from
    Adviser..........................   $0.346     $0.311    $0.380    $0.747

------------------------
 *  Annualized.
**  Periods less than one year are not annualized.
================================================================================

GNA VARIABLE SERIES TRUST
----------------------------------------------------------------------------- 31

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION OF THE PORTFOLIOS. GNA Variable Series Trust (the "Trust") is organized as a Delaware Business Trust under a Declaration of Trust dated
March 25, 1994, amended and restated August 22, 1994 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is a series of funds, currently com-prised of four investment portfolios (the "Portfolios") that commenced invest-ment operations as of January 3, 1995. These financial statements report on the GNA Adjustable Rate Portfolio, GNA Government Portfolio, GNA Growth Port-folio and GNA Value Portfolio. Shares of the Trust are offered only to a sepa-rate account of Great Northern Insured Annuity Corporation, an affiliated in-surance company which funds certain variable annuity contracts. As of December 31, 1995, the affiliated insurance company controlled the Portfolios by virtue of ownership of all of the Portfolios' shares of beneficial interest.

2. SIGNIFICANT ACCOUNTING POLICIES. The Portfolios' financial statements are prepared in accordance with generally accepted accounting principles, which require the use of management's estimates. The following is a summary of sig-nificant accounting policies of the Portfolios.

     Securities Valuation. Long-term debt securities for which market quotations are readily available are stated at market value. A security (including an op-tion) listed or traded on an exchange is valued at its last sale price prior to the time when assets are valued. Lacking any sales on that day, the secu-rity is valued at the mean between the current closing bid and asked prices. Other securities are, in general, valued at the last bid quotation if there are market quotations readily available, or in the absence of such market quo-tations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed ap-propriate. Investments in certain long-term debt securities not traded in an organized market are valued on the basis of valuations furnished by indepen-dent pricing services or broker/dealers which utilize information with respect to market transactions and other information in such securities or comparable securities. Short-term investments maturing within 60 days are valued at orig-inal cost plus accreted discount or accrued interest which approximates market value.

     Futures Contracts. The Portfolios may purchase and sell interest rate futures contracts ("future contracts") as a hedge against changes in interest rates. Upon the entering of a futures contract, the Portfolios are required to deposit with a broker an amount ("initial margin") equal to a certain percent-age of the purchase price indicated in the futures contract. Subsequent pay-ments ("variation margin") are made or received by the Portfolios each day, dependent on the daily fluctuations in the value of the unrealized gains and losses by the Portfolios. If the Portfolios enter into a closing transaction, the Portfolios will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Portfolios may be subject to risk upon
================================================================================

                                                      GNA VARIABLE SERIES TRUST
32 -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets.

     Options on Futures Contracts. The Portfolios may also purchase or write call and put options on listed futures as a hedge against changes in interest rates. Options are valued in accordance with the security valuation policies described above. Transactions in options on futures contracts involve similar risks to those on futures contracts.

     Securities Transactions and Related Investment Income. Sales and purchases are accounted for on trade date. Realized securities gains or losses are de-termined using the identified cost method for both financial and tax reporting purposes. Interest income is accrued pro rata to maturity. Original issue dis-count is accreted for financial and tax accounting purposes.

     Securities Purchased on a When-Issued Basis. The Portfolios may enter into firm commitment agreements ("TBA" or "when-issued" purchases) for the purchase of securities at an agreed-upon price on a specified future date. The Portfo-lios will not enter into such agreements for the purpose of investment lever-age.

Liability for the purchase price and all the rights and risks of ownership of the securities accrue to the Portfolios at the time they become obligated to purchase the securities, although delivery and payment occur at a later date, generally within 45 days (but not to exceed 120 days) of the date of the com-mitment to purchase. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolios to purchase the security at the price above the current market price on the date of delivery and payment. During the time the Portfolios are obligated to pur-chase such securities, they will maintain with the Custodian a segregated ac-count with U.S. government securities or cash or cash equivalents (or a re-ceivable for investment sold in connection therewith) of an aggregate current value sufficient to make payment for the securities. At December 31, 1995, TBA securities in the GNA Adjustable Rate Portfolio totaled to $79,453.

     Repurchase Agreements. The Portfolios may enter into repurchase agreements in order to generate additional income. Each repurchase agreement entered into by the Portfolios will provide that the value of the collateral underlying the repurchase agreement will always be at least 102% of the repurchase price, in-cluding accrued interest, except for repurchase agreements entered into with a broker/dealer or bank whose unsecured debt is rated AAA or whose commercial paper is rated A-1 by Standard and Poor's or P-1 by Moody's, in which case the value of the collateral will always be at least 100% of the repurchase price, including accrued interest. The Portfolios will not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily mar-ketable, would exceed 10% of the net assets of each Portfolio. In addition, not more than
================================================================================

GNA VARIABLE SERIES TRUST
----------------------------------------------------------------------------- 33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

one-third of the current market value of each Portfolio's total assets shall constitute secured "loans" by each Portfolio under repurchase agreements.

     Federal Income Taxes. As a Delaware Business Trust, each Portfolio is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Portfolio's share-holders without regard to the income and capital gains (or losses) of the other portfolios. It is the intent of the Portfolios to comply with the re-quirements of the Internal Revenue Code which are applicable to regulated in-vestment companies and to distribute substantially all of their taxable income and realized gains to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provisions were required. For Federal income tax purposes, any futures contracts or options on futures which remain open at year-end are marked-to-market and the resultant net gain or loss is included in Federal taxable income.

     Distribution of Income and Gains. Net investment income for the GNA Adjust-able Rate and GNA Government Portfolios are declared as dividend to sharehold-ers of record as of the close of business each day and is paid to shareholders monthly. Net investment income for the GNA Value Portfolio is declared and paid quarterly. Net investment income for the GNA Growth Portfolio is declared and paid annually. Distributions from net short-term gains are declared and paid annually. Long-term realized gains, in excess of any available capital loss carryforward, would be taxable to the Portfolios if not distributed and, therefore, will be declared and paid to their shareholders annually.

     Capital Accounts. The Portfolios report the undistributed net investment income (accumulated net investment loss) and accumulated net realized gain
(loss) accounts on a basis approximating amounts available for future tax dis-tributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Portfolios may periodically make reclassifications among certain capital accounts without impacting the net as-set value of the Portfolios.

     Prepaid Expenses. Costs incurred for registration of shares are amortized on a straight-line basis over the lesser of, the duration of the registration period or 12 months. Insurance costs are amortized on a straight-line basis over the duration of the insurance period.

     Deferred Organizational Costs. Costs incurred by the Trust in connection with its organization of the Portfolios have been deferred ratably and are be-ing amortized over a 60 month period on a straight-line basis beginning at the commencement of operations of the Portfolios.

     Expenses. Expenses such as management fees, custodian fees, transfer agent fees, and registration fees are charged directly to the Portfolios, while in-direct expenses, such as audit fees, legal fees, trustee fees and expenses, and insurance are allocated among the Portfolios principally based on their relative net assets.
================================================================================

                                                       GNA VARIABLE SERIES TRUST
34 -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.PURCHASES AND SALES OF SECURITIES. During the year ended December 31, 1995, purchases, sales and paydowns of securities, excluding short-term securities and repurchase agreements for the Portfolios were as follows:

                                                 PURCHASES    SALES    PAYDOWNS
                                                ----------- ---------- --------
GNA Adjustable Rate Portfolio.................. $ 7,456,433 $1,721,888 $455,704
GNA Government Portfolio.......................  13,789,871  6,678,379  662,513
GNA Growth Portfolio...........................   6,764,973  2,336,330      --
GNA Value Portfolio............................   4,707,492    932,828      --

  The aggregate cost for federal income tax purposes for each Portfolio was as follows:

GNA Adjustable Rate Portfolio............................ $5,485,646
GNA Government Portfolio.................................  6,781,012
GNA Growth Portfolio.....................................  5,879,179
GNA Value Portfolio......................................  4,619,820

  Aggregate gross unrealized appreciation (depreciation) of investments for each Portfolio at December 31, 1995 was as follows:

                                             GROSS        GROSS         NET
                                           UNREALIZED   UNREALIZED   UNREALIZED
                                          APPRECIATION DEPRECIATION APPRECIATION
                                          ------------ ------------ ------------
GNA Adjustable Rate Portfolio............  $  228,898    $  1,079     $227,819
GNA Government Portfolio.................     321,044       1,153      319,891
GNA Growth Portfolio.....................   1,037,709     104,813      932,896
GNA Value Portfolio......................     507,469      27,110      480,359

  At December 31, 1995, the security pledged by the GNA Government Portfolio to cover margin requirements for open futures contracts on United States Treasury notes and for open option contracts on United States Treasury bond futures is as follows:

    DESCRIPTION                                          FACE VALUE MARKET VALUE
    -----------                                          ---------- ------------
Federal Home Loan Bank Bonds, 5.720%, 11/22/00..........  $100,000    $99,047
                                                          ========    =======





================================================================================

GNA VARIABLE SERIES TRUST
----------------------------------------------------------------------------- 35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

  Transactions by the GNA Government Portfolio in U.S. Treasury note futures sold short were as follows:

                                                  FACE                 REALIZED
                                     CONTRACTS    VALUE        COST      LOSS
                                     --------- -----------  ---------- --------
Outstanding at December 31, 1994....    --     $      --
Sold................................    (12)    (1,307,687)
Closed..............................    (12)    (1,307,687) $1,322,442 $(14,755)
                                        ---    -----------  ========== ========
Outstanding at December 31, 1995....    --     $      --
                                        ===    ===========

  Transactions by the GNA Government Portfolio in U.S. Treasury note futures purchased were as follows:

                                                     FACE               REALIZED
                                        CONTRACTS   VALUE     PROCEEDS    GAIN
                                        --------- ---------- ---------- --------
Outstanding at December 31, 1994.......    --     $      --
Purchased..............................     16     3,337,875
Closed.................................    (12)    2,502,944 $2,513,752 $10,808
                                           ---    ---------- ========== =======
Outstanding at December 31, 1995.......      4    $  834,931
                                           ===    ==========

  Transactions by the GNA Government Portfolio in options purchased on U.S. Treasury bond futures were as follows:

                                                              FACE VALUE
                                                              COVERED BY
                                                              PURCHASED
                                                               OPTIONS    COST
                                                              ---------- ------
Outstanding at December 31, 1994.............................  $    --   $  --
Purchased....................................................   360,000   9,962
                                                               --------  ------
Outstanding at December 31, 1995.............................  $360,000  $9,962
                                                               ========  ======

4.MANAGEMENT AND TRUSTEES' FEES.

  GNA Adjustable Rate Portfolio. Under an Advisory agreement between the Port-folio and GNA Capital Management, Inc., the Portfolio's investment adviser (the "Adviser"), the Portfolio agrees to pay the Adviser a fee calculated at an annual rate of 0.40% of the average daily net assets. The Adviser had agreed to reimburse the Portfolio for expenses incurred to the extent that such expenses exceed 0.70% of average daily net assets during the year ended December 31, 1995. The expense reimbursement may be extended or modified by the Adviser. The expense reimbursement is currently extended to December 31, 1996 by the Adviser. The Advisory agreement also provides that if, in any year, the total of certain specified expenses of the Portfolio exceed the ex-pense limitations applicable to the Portfolio imposed by the securities regu-lations of any state in which it is then

================================================================================

                                                      GNA VARIABLE SERIES TRUST
36 -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

registered to sell shares, the Adviser will waive all or a portion of its man-agement fee equal to such excess. The Adviser is only required to reimburse the Portfolio for any expenses which exceed state expense limitations up to the amount of management fee paid or payable by the Portfolio during such year. The total management fee for the year ended December 31, 1995 was $21,241. The expenses reimbursed for the year ended December 31, 1995 were $71,422 ($0.346 per share). The reimbursement for expenses by the Adviser is being offset by the payables to the Adviser monthly. Any amount due from the Adviser in excess of the amounts due to the Adviser is settled in cash within 15 days following month end.

The Adviser retained Standish, Ayer & Wood, Inc. (the "Sub-Adviser") to act as portfolio manager of the Portfolio. As portfolio manager, the Sub-Adviser is responsible for the actual investment of the Portfolio's assets (including the placement of brokerage orders), under the general supervision of the Adviser and the Board of Trustees.

     GNA Government Portfolio. Under an Advisory agreement between the Portfolio and GNA Capital Management, Inc., the Portfolio's investment adviser (the "Ad-viser"), the Portfolio agrees to pay the Adviser a fee calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio if the average daily net assets of the Portfolio and the Investors Trust Government Fund, a series of another affiliated registered investment company, ("Combined Average Daily Net Assets") equals to $500 million or less, 0.60% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets is greater than $500 million and is equal to or less than $750 million, 0.55% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets is greater than $750 million and is equal to or less than $1.25 billion, 0.50% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets is greater than $1.25 billion and is equal to or less than $1.5 billion and 0.45% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets exceed $1.5 billion. The Adviser had agreed to reimburse the Portfolio for expenses incurred to the extent that such expenses exceed 0.90% of the average daily net assets during the year ended December 31, 1995. The expense reimbursement may be extended or modified by the Adviser. The expense reimbursement is currently extended to December 31, 1996 by the Adviser. The Advisory agreement also provides that if, in any year, the total of certain specified expenses of the Portfolio exceed the expense limitations applicable to the Portfolio imposed by the securities regulations of any state in which it is then registered to sell shares, the Adviser will waive all or a portion of its management fee equal to such excess. The Adviser is only required to reimburse the Portfolio for any expenses which exceed state expense limita-tions up to the amount of management fee paid or payable by the Portfolio dur-ing such year. The total management fee for the year ended December 31, 1995 was $31,935 which was equivalent to an annual effective rate of 0.55% of aver-age daily net assets. The expenses reimbursed for the year ended December 31, 1995 were $68,821 ($0.311 per share). The reimbursement for expenses by the Adviser is

================================================================================

GNA VARIABLE SERIES TRUST
----------------------------------------------------------------------------- 37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

being offset by the payables to the Adviser monthly. Any amount due from the Adviser in excess of the amounts due to the Adviser is settled in cash within 15 days following month end.

     GNA Growth Portfolio. Under an Advisory agreement between the Portfolio and GNA Capital Management, Inc., the Portfolio's investment adviser (the "Advis-er"), the Portfolio agrees to pay the Adviser a fee calculated at an annual rate of 0.80% of the first $100 million of the Portfolio's average daily net assets and 0.70% of the Portfolio's average daily net assets in excess of $100 million. The Adviser had agreed to reimburse the Portfolio for expenses in-curred to the extent that such expenses exceed 1.10% of average daily net as-sets during the year ended December 31, 1995. The expense reimbursement may be extended or modified by the Adviser. The expense reimbursement is currently extended to December 31, 1996 by the Adviser. The Advisory agreement also pro-vides that if, in any year, the total of certain specified expenses of the Portfolio exceed the expense limitations applicable to the Portfolio imposed by the securities regulations of any state in which it is then registered to sell shares, the Adviser will waive all or a portion of its management fee equal to such excess. The Adviser is only required to reimburse the Portfolio for any expenses which exceed state expense limitations up to the amount of management fee paid or payable by the Portfolio during such year. The total management fee for the year ended December 31, 1995 was $34,065. The expenses reimbursed for the year ended December 31, 1995 were $75,721 ($0.380 per share). The reimbursement for expenses by the Adviser is being offset by the payables to the Adviser monthly. Any amount due from the Adviser in excess of the amounts due to the Adviser is settled in cash within 15 days following month end.

The Adviser retained Value Line, Inc. (the "Sub-Adviser") to act as portfolio manager of the Portfolio. As portfolio manager, the Sub-Adviser is responsible for the actual investment of the Portfolio's assets (including the placement of brokerage orders), under the general supervision of the Adviser and the Board of Trustees.

     GNA Value Portfolio. Under an Advisory agreement between the Portfolio and GNA Capital Management, Inc., the Portfolio's investment adviser (the "Advis-er"), the Portfolio agrees to pay the Adviser a fee calculated at an annual rate of 0.80% of the Portfolio's average daily net assets if the combined av-erage daily net assets of the Portfolio and the Investors Trust Value Fund, a series of another affiliated registered investment company, ("Combined Average Daily Net Assets") equals to $100 million or less, and 0.70% of the Portfo-lio's average daily net assets if the Combined Average Daily Net Assets ex-ceeds $100 million. The Adviser had agreed to reimburse the Portfolio for ex-penses incurred to the extent that such expenses exceed 1.10% of average daily net assets during the year ended December 31, 1995. The expense reimbursement may be extended or modified by the Adviser. The expense reimbursement is cur-rently extended to December 31, 1996 by the Adviser. The Advisory agreement also provides that if, in any year, the total of certain specified expenses of the Portfolio exceed the expense limitations applicable to the Portfolio im-posed by the securities regulations of any state

================================================================================

                                                       GNA VARIABLE SERIES TRUST
38 -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

in which it is then registered to sell shares, the Adviser will waive all or a portion of its management fee equal to such excess. The Adviser is only re-quired to reimburse the Portfolio for any expenses which exceed state expense limitations up to the amount of management fee paid or payable by the Portfolio during such year. The total management fee for the year ended December 31, 1995 was $20,356 which was equivalent to an annual effective rate of 0.80% of aver-age daily net assets. The expenses reimbursed for the year ended December 31, 1995 were $70,275 ($0.747 per share). The reimbursement for expenses by the Ad-viser is being offset by the payables to the Adviser monthly. Any amount due from the Adviser in excess of the amounts due to the Adviser is settled in cash within 15 days following month end.

The Adviser retained Duff & Phelps Investment Management Co. (the "Sub-Adviser") to act as portfolio manager of the Portfolio. As portfolio manager, the Sub-Adviser is responsible for the actual investment of the Portfolio's as-sets (including the placement of brokerage orders), under the general supervi-sion of the Adviser and the Board of Trustees.

The Trust pays each Trustee not affiliated with the Adviser its proportionate share of a fee of: (1) an annual fee of $2,000; and (2) a fee of $250 for each meeting of the Board of Trustees attended plus all reasonable expenses associ-ated with attendance at such meetings. The proportionate rate is allocated among the portfolios principally based on their relative net assets. No remu-neration is paid by the Trust to any Trustee or officer of the Portfolios who is affiliated with the Adviser.

================================================================================

GNA VARIABLE SERIES TRUST
----------------------------------------------------------------------------- 39

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board
of Trustees of GNA Variable Series Trust:

We have audited the accompanying statements of assets and liabilities of each of the series of GNA Variable Series Trust (in this report comprised of GNA Adjustable Rate Portfolio, GNA Government Portfolio, GNA Growth Portfolio and GNA Value Portfolio (the "Portfolios")), for the period January 3, 1995 (com-mencement of operations) to December 31, 1995, and the related statements of operations, the statements of changes in net assets and the financial high-lights for the year then ended. These financial statements are the responsi-bility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios enumerated above for the period January 3, 1995 (commencement of operations) to December 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts
February 12, 1996                          [COOPERS & LYBREND LOGO APPEARS HERE]







================================================================================

40 -----------------------------------------------------------------------------

                           VARIABLE INVESTMENT TRUST
                 GE INVESTMENT MANAGEMENT INCORPORATED, ADVISOR

GE U. S. EQUITY PORTFOLIO
REPORT FROM GENE BOLTON, HEAD OF THE PORTFOLIO'S MANAGEMENT TEAM

     1995 was the best year for the U. S. stock market since 1958. For the year, the market, as represented by the unmanaged S&P 500 Index, posted a total re-turn of +37.6%. The market was driven by strong corporate profit gains, very favorable news on inflation, declining interest rates, positive trends in defi-cit reduction and a strong flow of funds into stock mutual funds.

     For the year, the GE U. S. Equity Portfolio had a total return of +35.6%. Our large overweighting in financial stocks was a significant plus, as these were among the strongest stocks over the course of the year. We were also overweighted and did well in capital goods. Well-managed companies like Allied Signal and United Technologies were strong performers, as were restructuring companies like Lockheed Martin and Eastman Kodak. The biggest negative factor in the Portfolio was our cash position of 4% to 5%, which served as a drag on performance during the year's bull market. We also were hurt by an underweighting in consumer staples. Our underweighting in technology hurt per-formance early in the year, but ultimately helped us in the fourth quarter when that sector had a significant correction.

     Historically, our strength has been in picking individual stocks, and we will continue this approach in 1996. Our emphasis is on large capitalization stocks, with an increased weighting in consumer staple stocks, an area that should do well in the uncertain economic environment that we expect. Additionally, we have slightly reduced our emphasis on deep value and contrarian stocks, and have increased our emphasis on core value holdings, an area that has done well for us in the past.

                             [GRAPH APPEARS HERE]

Performance of a $10,000
------------------------
investment since inception
--------------------------
of the GE U.S. Equity
---------------------
Portfolio --
------------
(1/3/95)
--------

                 GE U.S. Equity                 S&P 500
  Month             Portfolio                 Stock Index
-----------------------------------------------------------------
Dec 1994             $10,000                    $10,000
Jan 1995             $10,180                    $10,259
Feb 1995             $10,620                    $10,659
Mar 1995             $10,940                    $10,974
Apr 1995             $11,260                    $11,297
May 1995             $11,693                    $11,749
Jun 1995             $11,973                    $12,022
Jul 1995             $12,387                    $12,420
Aug 1995             $12,433                    $12,451
Sep 1995             $12,873                    $12,977
Oct 1995             $12,760                    $12,931
Nov 1995             $13,340                    $13,498
Dec 1995             $13,558                    $13,758

             Past performance is not indicative of future results.
                      See notes to performance (page 44)
================================================================================

VARIABLE INVESTMENT TRUST
----------------------------------------------------------------------------- 41

     Looking forward into 1996, consensus forecasts call for slow economic growth, low inflation, and flat interest rates. This would appear to be a pos-itive environment for the stock market, but, as always, there is uncertainty with respect to corporate earnings - a key factor in stock valuations. We ex-pect 1996 to be a year of increased volatility in the stock market, and one in which stock selection will be the key to good performance. Longer term, we re-main optimistic about the prospects for U. S. companies, considering their ex-cellent competitive position in the world, and their continuing emphasis on cost control and productivity. We believe the Portfolio is well-positioned for what could be a volatile market over the next few quarters.

GE INTERNATIONAL EQUITY PORTFOLIO
REPORT FROM PORTFOLIO MANAGER RALPH LAYMAN

     For the year ended December 31, 1995, the Morgan Stanley Europe, Australia and Far East Index (EAFE), the Portfolio's unmanaged market index benchmark, finished the year with a total return of +11.6%. This performance was a result of strong performance in Europe and weak performance in Japan, where the mar-ket remained weak and real economic growth was less than 1% in 1995. For the full year, currency movements contributed roughly 160 basis points (1.60%) to the EAFE total return.

     For the year, the Portfolio had a total return of +17.7%. The Portfolio's superior performance was the result of better company selection. The Swiss, Swedish, and Dutch markets were the star performers, all helped significantly by currency movements. The worst performing markets were Austria, Japan and Italy. Some of the top performing companies in our Portfolio were Swiss Rein-surance, Roche and Carrefour. Our small exposure to the Mexican market hurt us.

                             [GRAPH APPEARS HERE]

Performance of a $10,000
------------------------
investment since inception
--------------------------
of the GE International
-----------------------
Equity Portfolio --
-------------------
(1/3/95)
--------

                   GE International         Morgan Stanley Europe,
  Month               Portfolio          Australia and Far East Index
---------------------------------------------------------------------
Dec 1994                $10,000                  $10,000
Jan 1995                 $9,673                   $9,618
Feb 1995                 $9,893                   $9,593
Mar 1995                $10,280                  $10,194
Apr 1995                $10,727                  $10,580
May 1995                $10,813                  $10,457
Jun 1995                $11,027                  $10,276
Jul 1995                $11,660                  $10,919
Aug 1995                $11,227                  $10,505
Sep 1995                $11,413                  $10,713
Oct 1995                $11,320                  $10,428
Nov 1995                $11,460                  $10,720
Dec 1995                $11,774                  $11,155

             Past performance is not indicative of future results.
                      See Notes to Performance (page 44)
================================================================================

                                                       VARIABLE INVESTMENT TRUST
42 -----------------------------------------------------------------------------

     Going forward, European economies may resume growth in the second half of 1996 as the reduction in capital goods inventories comes to an end. Now that the U. S. dollar has strengthened, and we have seen interest rate cuts in the
U. S., there is considerable latitude for interest rate cuts in the European region. In Japan, we expect the economic turnaround to be established at a slower growth rate than consensus. The Japanese consumer sector is the most promising, as the savings rate is high and deflation increases purchasing pow-er. Japanese exports might also do well, but will be driven by yen movement. The Pacific Rim continues to benefit from robust growth. We prefer the outlook for Indonesia and the Philippines to the fast-growing economies of Malaysia and Thailand. Hong Kong may prove to be interesting with its ties to China, whose macro environment has stabilized with inflation falling below 10%.

     Our strategy is to manage the Portfolio from the bottom-up, and invest in particular companies rather than specific markets or sectors. Currently, we are finding more undervalued growth companies in Continental Europe and are overweighted in this region relative to our market index benchmark. Our in-vestments in Japan are focused on global companies, where we remain underweighted and cautious due to the recent performance of Japanese banks.

GE FIXED INCOME PORTFOLIO
REPORT FROM PORTFOLIO MANAGER BOB MACDOUGALL

     U. S. bond markets rebounded strongly in 1995, posting the best returns in 10 years. This was in sharp contrast to the very poor year in the bond markets in 1994. On February 2, 1995, the Federal Reserve raised the target for the Federal Funds rate by 50 basis points (0.50%) to 6.00%. The market rallied following this move, anticipating that the Fed had tightened enough to stave off inflation. The rally was sustained over the course of the year by further market acceptance of the so-called "Fed-engineered soft landing"--moderate economic growth with low inflation. For the year, the bond market, as measured by the unmanaged Lehman Brothers Aggregate Bond Index, posted a total return of +18.5%. Corporate bonds lead the way with a total return of +22.3%, driven by record profits and stable credit trends. As is typical in a rally, mort-gage-backed securities lagged with a total return of +16.8%, due to the sec-tor's shorter duration and accelerated prepayments.

     At the Portfolio's inception in January, 1995, we remained somewhat defen-sive on the bond market's prospects as growth and inflation appeared robust.
As a result, we structured the Portfolio to have somewhat lower sensitivity to interest rate movements than the market overall. As our interest rate outlook became more positive during the first quarter, we were unable to fully imple-ment our desire to extend the Portfolio's maturity structure due to regulatory limitations on realizing short-term capital gains. These factors caused the Portfolio to underperform the market during its first two quarters of opera-tion. Performance was more in line with the market during the second half as we had greater flexibility to adjust the Portfolio. For the year, the Portfo-lio's total return was +16.8%.


================================================================================

VARIABLE INVESTMENT TRUST
----------------------------------------------------------------------------- 43

                             [GRAPH APPEARS HERE]

Performance of a $10,000
------------------------
investment since inception
--------------------------
of the GE Fixed Income
----------------------
Portfolio--
-----------
(1/3/95)
--------

 MONTH        GE Fixed Income Portfolio    Lehman Brothers Aggregate Bond Index
-------------------------------------------------------------------------------

Dec 1994                 $10,000                        $10,000
Jan 1995                 $10,188                        $10,198
Feb 1995                 $10,375                        $10,441
Mar 1995                 $10,453                        $10,504
Apr 1995                 $10,580                        $10,651
May 1995                 $10,939                        $11,064
Jun 1995                 $10,016                        $11,144
Jul 1995                 $10,989                        $11,120
Aug 1995                 $11,109                        $11,254
Sep 1995                 $11,210                        $11,364
Oct 1995                 $11,348                        $11,511
Nov 1995                 $11,521                        $11,684
Dec 1995                 $11,683                        $11,848

                 Past performance is not indicative of future
                  results. See Notes to Performance (page 44)

     Our outlook for 1996 is for the market to produce a mid-single digit coupontype return. While the market could rally further, we do not expect to see a repeat of 1995. In a more stable environment, we prefer a strategy favoring yield over interest rate movements as the best way to add value. As a result, we are overweighting mortgage-backed securities and corporate bonds, both of which have an attractive yield spread over Treasuries.

GE MONEY MARKET PORTFOLIO
REPORT FROM PORTFOLIO MANAGER BOB MACDOUGALL

     In February, 1995, the Fed raised the target for the Federal Funds rate by 50 basis points (0.50%) to 6.00%. The market rallied following this move, an-ticipating that the Fed had tightened enough to stave off inflation. The rally was sustained over the course of the year by further market acceptance of the so-called "Fed-engineered soft landing"--moderate economic growth with low in-flation. In July, the Fed reversed course and lowered short-term rates by 25 basis points. A second 25 basis point ease came in December. In this environ-ment, the 90-day U. S. Treasury Bill had a total return of +6.1% for the year.

     As a result of the Federal Reserve's tightening of monetary policy in 1994, and anticipating further monetary policy tightening in 1995, we initially held our average maturity to approximately 30 days. As the year progressed, it be-came increasingly clear that this restrictive policy was slowing growth and containing inflation expectations. So we gradually lengthened the average ma-turity to about 50 days. In order to provide liquidity for some year-end re-demptions, we allowed our average maturity to decline, but subsequently built it back up to 50+ days. For the year, the Portfolio had a total return of +5.7%.




================================================================================

                                                       VARIABLE INVESTMENT TRUST
44 -----------------------------------------------------------------------------

     AN INVESTMENT IN THE GE MONEY MARKET PORTFOLIO IS NEITHER INSURED, NOR GUARANTEED BY THE U.S. GOVERNMENT, AND NO ASSURANCE CAN BE GIVEN THAT THE GE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE .

                             [GRAPH APPEARS HERE]

Performance of a $10,000
------------------------
investment since inception
--------------------------
of the GE Money Market
----------------------
Portfolio--
-----------
(1/3/95)
--------

 Month           GE Money Market Portfolio      U.S. 90-Day Treasury Bill
---------------------------------------------------------------------------

Dec 1994                 $10,000                         10,000
Jan 1995                 $10,040                         10,054
Feb 1995                 $10,084                         10,101
Mar 1995                 $10,132                         10,153
Apr 1995                 $10,179                         10,205
May 1995                 $10,228                         10,258
Jun 1995                 $10,275                         10,309
Jul 1995                 $10,322                         10,359
Aug 1995                 $10,369                         10,411
Sep 1995                 $10,414                         10,455
Oct 1995                 $10,461                         10,503
Nov 1995                 $10,506                         10,550
Dec 1995                 $10,572                         10,606

            Past performance is not indicative of future results.
             See Notes to Performance below. The GE Money Market
                Portfolio's 7 day current yield was 5.29% and
                     effective was 5.43% as of 12/31/95.

     Looking forward into 1996, we look for additional easings by the Fed due to the sluggish economy and subdued inflation. The potential for further market rally exists, yet we anticipate 1996 being more stable than 1995.

     The top priorities of the GE Money Market Portfolio are to ensure adequate liquidity to meet investors' needs and to maintain a stable net asset value by holding a diversified portfolio of high quality securities. We will not "reach for yield" by buying what we would consider to be exotic derivatives. Therefore our primary method of influencing performance is by adjusting the Portfolio's average maturity--i.e., if we think that rates are going to rise, we shorten the average maturity, and if we think that rates are going to decline, we lengthen the average maturity.

NOTES TO PERFORMANCE:

Total returns assume changes in share price and reinvestment of dividends and capital gains. Investment returns and principal value on an investment will fluctuate and you may have a loss or gain when you sell your shares.

GEIM has agreed to waive or limit certain expenses as described in detail in the prospectus of the Portfolios. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connec-tion with your variable insurance contract. If this performance information in-cluded the effect of the insurance charges, performance numbers for each Port-folio would be lower. In the absence of the expense limitation, the total re-turns for each Portfolio would have been as follows: GE U.S. Equity Portfolio 35.3%, GE International Equity Portfolio 17.6%, GE Fixed Income Portfolio 16.3%, GE Money Market Portfolio 5.3%.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500), MSCI Europe Aus-tralia and Far East Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index
(LBKL), and the 90 Day U.S. Treasury Bill Index are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.
================================================================================

VARIABLE INVESTMENT TRUST
----------------------------------------------------------------------------- 45

The S&P 500 Index is a composite of the prices of 500 widely held U.S. stocks recognized by investors to be representative of the stock market in general. The MSCI EAFE is a composite of 1,110 stocks of 20 countries located in Eu-rope, Australia, New Zealand and the Far East. The LBKL is a composite index of short, medium, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The 90 Day U.S. Treasury Bill Index is the average return on three month U.S. Treasury Bills. The results shown for the foregoing indices assume reinvestment of net dividends.

The Portfolios are actively managed and their composition will vary over time. The specific holdings cited throughout the report are for illustrative pur-poses and may not represent current or future investments of the Portfolios. They are not intended to constitute a recommendation to purchase or sell any of the specific securities cited.

VARIABLE INVESTMENT TRUST
GE INVESTMENT MANAGEMENT INCORPORATED, ADVISOR

Transfer Agent:                 State Street Bank and Trust Company
Custodian:                      State Street Bank and Trust Company
Independent Accountants:        Price Waterhouse LLP
Legal Counsel:                  Willkie Farr & Gallagher
















================================================================================

                            VARIABLE INVESTMENT TRUST - GE U.S. EQUITY PORTFOLIO
48 -----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995

                                                             NUMBER
                                                            OF SHARES   VALUE
                                                            --------- ----------
COMMON STOCK - 92.1%
AEROSPACE - 2.7%
 Boeing Co.................................................     279   $   21,867
 General Dynamics Corp.....................................     108        6,385
 General Motors Corp. (Class H)............................     248       12,183
 Lockheed Martin Corp......................................     805       63,595
 McDonnell Douglas Corp....................................     524       48,208
 Raytheon Co. .............................................     431       20,365
 Rockwell International Corp...............................     238       12,584
 United Technologies Corp. ................................     627       59,487
                                                                      ----------
                                                                         244,674
                                                                      ----------
AUTOMOTIVE - 1.9%
 Eaton Corp. ..............................................     208       11,154
 Ford Motor Co.............................................   1,936       56,144
 General Motors Corp. .....................................   1,208       63,873
 Goodyear Tire & Rubber Co.................................     788       35,755
 Stewart & Stevenson Services Inc..........................     230        5,808
                                                                      ----------
                                                                         172,734
                                                                      ----------
BANKS & FINANCIAL SERVICES - 9.3%
 American Express Co. .....................................   1,533       63,428
 Bank of New York Inc. ....................................     655       31,931
 BankAmerica Corp..........................................     311       20,137
 Barnett Banks Inc.........................................      63        3,717
 BayBanks Inc. ............................................     135       13,264
 Beneficial Corp...........................................     822       38,326
 Block H & R Inc...........................................      49        1,985
 Boatmen's Bancshares Inc. ................................     519       21,214
 Chemical Banking Corp. ...................................     276       16,215
 Citicorp..................................................   1,108       74,513
 Countrywide Credit Industries.............................     476       10,353
 Dean Witter Discover & Co.................................   1,002       47,094
 Edwards A G Inc...........................................     252        6,017
 Federal National Mortgage Assoc...........................   1,164      144,481
 First Chicago Corp........................................     637       25,161
 First Interstate Bancorp..................................     202       27,573
 Mellon Bank Corp..........................................     407       21,876
 Morgan (J.P.) & Co. Inc...................................     669       53,687
 Nationsbank Corp..........................................     205       14,273
 Rollins Inc...............................................      78        1,726

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

VARIABLE INVESTMENT TRUST - GE U.S. EQUITY PORTFOLIO
----------------------------------------------------------------------------- 47

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995, CONTINUED

                                                          NUMBER
                                                         OF SHARES   VALUE
                                                         --------- ----------
 Standard Federal Bancorporation........................     141   $    5,552
 State Street Boston Corp...............................     320       14,400
 Student Loan Marketing Assoc...........................      39        2,569
 T. Rowe Price & Associates.............................     134        6,599
 Transamerica Corp. ....................................     186       13,555
 Travelers Group Inc....................................   1,809      113,741
 United States Bancorp..................................     582       19,570
 Wells Fargo & Co.......................................     124       26,784
                                                                   ----------
                                                                      839,741
                                                                   ----------
BROADCASTING, ENTERTAINMENT & MEDIA - 4.2%
 Capital Cities/ABC Inc.................................     347       42,811
 Carmike Cinemas Inc....................................      26          585(a)
 Carnival Corp. (Class A)...............................     156        3,803
 Catalina Marketing Corp................................      58        3,640
 Circus Enterprises Inc.................................     239        6,662
 Comcast Corp. (Class A)................................   1,480       26,917
 Disney (Walt) Co.......................................     284       16,756
 Donnelley (R.R.) & Sons Co. ...........................     941       37,052
 Dun & Bradstreet Corp..................................     523       33,864
 Gannett Inc............................................     821       50,389
 Interpublic Group Cos. Inc.............................     473       20,516
 Knight Ridder Inc. ....................................      67        4,188
 Readers Digest Assoc. Inc. (Class A)...................      35        1,794
 Reuters Holdings PLC ADR (Class B).....................     922       50,825
 Tele-Communications Inc................................     791       21,258(a)
 Tele-Communications Inc. (Class A).....................   1,076       21,385(a)
 Time Warner Inc........................................     623       23,596
 Viacom Inc. (Class B)..................................     307       14,544(a)
                                                                   ----------
                                                                      380,585
                                                                   ----------
BUILDING MATERIALS & CONSTRUCTION - 0.3%
 Masco Corp.............................................     161        5,051
 Newmont Mining Corp....................................     413       18,688
 Sherwin Williams Co....................................     149        6,072
                                                                   ----------
                                                                       29,811
                                                                   ----------
CHEMICAL - 2.8%
 Air Products & Chemicals Inc. .........................     676       35,659
 Airgas Inc. ...........................................     137        4,555(a)
 Du Pont de Nemours (E.I.)..............................   1,558      108,865

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            VARIABLE INVESTMENT TRUST - GE U.S. EQUITY PORTFOLIO
48 -----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995, CONTINUED

                                                          NUMBER
                                                         OF SHARES   VALUE
                                                         --------- ----------
 Eastman Chemical Co....................................     246   $   15,406
 FMC Corp...............................................      99        6,695(a)
 Grace (WR) & Co........................................     151        8,928
 IMC Global Inc.........................................     338       13,816
 Lubrizol Corp..........................................     468       13,045
 Morton International Inc...............................     947       33,974
 Olin Corp..............................................      82        6,088
 Witco Corp.............................................     400       11,700
                                                                   ----------
                                                                      258,731
                                                                   ----------
CONSUMER RELATED - 11.1%
 American Stores Co.....................................     893       23,888
 Anheuser Busch Cos. Inc................................   1,055       70,553
 Archer-Daniels Midland Co..............................     910       16,380
 Armstrong World Industries Inc.........................     336       20,832
 Coca Cola Co...........................................      41        3,044
 Colgate Palmolive Co...................................     742       52,125
 Conagra Inc............................................     477       19,676
 CPC International Inc..................................     423       29,028
 Dole Food Inc..........................................     272        9,520
 Duracell International Inc.............................      61        3,157
 Eastman Kodak Co.......................................   1,324       88,708
 General Mills Inc......................................     321       18,538
 Kellogg Co.............................................     206       15,913
 Marriot International Inc..............................      68        2,601
 McDonalds Corp.........................................   1,246       56,226
 Nestle S.A. ...........................................      28       30,974
 Penney J C Inc.........................................     201        9,573
 Pepsico Inc............................................   2,951      164,887
 Philip Morris Cos. Inc.................................   1,564      141,542
 Procter & Gamble Co....................................     991       82,253
 Ralston Purina Co......................................     156        9,730
 Rubbermaid Inc.........................................     132        3,366
 Sara Lee Corp..........................................     268        8,543
 Scholastic Corp........................................      31        2,410(a)
 Stanhome Inc...........................................     172        5,010
 Tambrands Inc..........................................     113        5,396
 Timken Co..............................................     333       12,737
 Tyson Foods Inc. (Class A).............................     161        4,206
 Wal Mart Stores Inc....................................   4,127       92,342
                                                                   ----------
                                                                    1,003,158
                                                                   ----------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

VARIABLE INVESTMENT TRUST - GE U.S. EQUITY PORTFOLIO
----------------------------------------------------------------------------- 49

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995, CONTINUED

                                                          NUMBER
                                                         OF SHARES   VALUE
                                                         --------- ----------
DIVERSIFIED MANUFACTURING - 5.0%
 Allied Signal Inc......................................   2,385   $  113,287
 Canadian Pacific Ltd...................................     998       18,089
 Dover Corp.............................................   1,195       44,066
 Hanson PLC ADR.........................................   1,301       19,840
 ITT Corp. (new)........................................     245       12,985
 ITT Industries Inc.....................................     245        5,880
 Loews Corp.............................................     755       59,173
 Minnesota Mining & Manufacturing.......................   1,387       91,889
 Tenneco Inc............................................     520       25,805
 Textron Inc............................................     809       54,607
 Trinova Corp...........................................     160        4,580
                                                                   ----------
                                                                      450,201
                                                                   ----------
DRUGS, HEALTHCARE & COSMETICS - 10.5%
 Abbott Laboratories....................................   2,054       85,754
 Allergan Inc...........................................   1,146       37,245
 American Home Products Corp............................     785       76,145
 American Medical Response..............................     136        4,420(a)
 Arbor Drugs Inc........................................     245        5,145
 Arrow International Inc................................     318       12,641
 Avon Products Inc......................................     260       19,598
 Baxter International Inc...............................     755       31,616
 Bristol-Myers Squibb Co................................   1,249      107,258
 Cardinal Health Inc....................................      93        5,092
 Dentsply International Inc.............................      94        3,760
 Eli Lilly & Co.........................................   1,096       61,650
 FHP International Corp.................................     693       19,750(a)
 Gillette Co............................................      90        4,691
 International Flavours.................................      89        4,272
 Johnson & Johnson......................................   1,217      104,206
 Lincare Holdings Inc...................................      75        1,875(a)
 Living Centers of America Inc..........................      97        3,395(a)
 Merck & Co. Inc........................................   1,932      127,029
 Pfizer Inc.............................................   1,391       87,633
 Pharmacia & Upjohn Inc.................................     832       32,240
 Schering-Plough Corp...................................     774       42,376
 Smithkline Beecham PLC ADR.............................   1,333       73,981
 Warner Lambert Co......................................      46        4,468
                                                                   ----------
                                                                      956,240
                                                                   ----------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            VARIABLE INVESTMENT TRUST - GE U.S. EQUITY PORTFOLIO
50 -----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995, CONTINUED

                                                          NUMBER
                                                         OF SHARES   VALUE
                                                         --------- ----------
ELECTRICAL & ELECTRONICS - 7.7%
 ADT Ltd. ..............................................     640   $    9,600(a)
 Airtouch Communications................................   1,647       46,528(a)
 AMP Inc. ..............................................   1,309       50,233
 Applied Materials Inc. ................................     677       26,657(a)
 BBC Brown Boveri.......................................      31       36,012
 EG & G Inc. ...........................................     660       16,005
 Emerson Electric Co. ..................................   1,225      100,144
 General Instrument Corp. ..............................      82        1,917(a)
 General Signal Corp. ..................................     619       20,040
 Hewlett Packard Co. ...................................   1,269      106,279
 Hubbell Inc. (Class B).................................   1,096       72,062
 Intel Corp. ...........................................   1,146       65,035
 Molex Inc. (Class A)...................................     197        6,033
 Motorola Inc. .........................................     676       38,532
 Northern Telecom Ltd. .................................     274       11,782
 Perkin Elmer Corp. ....................................     335       12,646
 Philips Electronics N.V. ..............................     840       30,135
 Sensormatic Electronics Corp. .........................      85        1,477
 Ucar International Inc. ...............................     178        6,007(a)
 Varian Associates Inc. ................................     764       36,481
 VLSI Technology Inc. ..................................      47          852(a)
                                                                   ----------
                                                                      694,457
                                                                   ----------
ELECTRIC UTILITIES - 2.5%
 CMS Energy Corp. ......................................     314        9,381
 Dominion Resources Inc. ...............................     511       21,079
 Illinova Corp. ........................................     271        8,130
 NIPSCO Industries Inc. ................................     393       15,032
 Pacificorp.............................................   1,200       25,500
 Pinnacle West Capital Corp. ...........................     654       18,802
 Portland General Corp. ................................     268        7,806(a)
 Public Service Co. Colorado............................     311       11,002
 Public Service Co. New Mexico..........................     734       12,937(a)
 Southern Co. ..........................................   1,844       45,408
 Unicom Corp. ..........................................   1,610       52,727
                                                                   ----------
                                                                      227,804
                                                                   ----------
ENERGY & ENERGY RELATED - 9.8%
 Amerada Hess Corp. ....................................      93        4,929
 Amoco Corp. ...........................................   1,196       85,962

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

VARIABLE INVESTMENT TRUST - GE U.S. EQUITY PORTFOLIO
----------------------------------------------------------------------------- 51

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995, CONTINUED

                                                          NUMBER
                                                         OF SHARES   VALUE
                                                         --------- ----------
 Anadarko Petroleum Co. ................................     401   $   21,704
 Atlantic Richfield Co..................................     217       24,033
 Baker Hughes Inc. .....................................     788       19,207
 Burlington Resources Inc. .............................     986       38,700
 Chevron Corp. .........................................     333       17,483
 Dresser Industries Inc.................................     319        7,776
 Eastern Enterprises....................................     335       11,809
 Elf Aquitaine ADR......................................     167        6,137
 Exxon Corp.............................................   1,953      156,484
 FPL Group Inc..........................................     706       32,741
 Mobil Corp.............................................     627       70,224
 Nabors Industries Inc..................................     707        7,865(a)
 Occidental Petroleum Corp. ............................     412        8,807
 Phillips Petroleum Co..................................     194        6,620
 Royal Dutch Petroleum Co...............................   1,151      162,435
 Santa Fe Energy Resources Inc..........................     356        3,427(a)
 Schlumberger Ltd. .....................................   1,247       86,355
 Texaco Inc.............................................   1,034       81,169
 Unocal Corp............................................   1,017       29,620
 USX Marathon Group.....................................     488        9,516
                                                                   ----------
                                                                      893,003
                                                                   ----------
FOREST PRODUCTS, PAPER & PACKAGING - 1.7%
 Avery Dennison Corp....................................     132        6,617
 International Paper Capital Trust......................     113        5,113(b)
 International Paper Co.................................     284       10,757
 Kimberly Clark Corp. ..................................     544       45,016
 Mead Corp. ............................................     642       33,544
 Owens Illinois Inc. ...................................     648        9,396(a)
 Weyerhaeuser Co. ......................................   1,023       44,245
                                                                   ----------
                                                                      154,688
                                                                   ----------
INDUSTRIAL PRODUCTS & SERVICES - 0.9%
 Browning-Ferris Industries Inc.........................     459       13,540
 Corning Inc............................................     164        5,248
 Ecolab Inc. ...........................................      96        2,880
 Flightsafety International Inc.........................      63        3,166
 Waste Management International PLC ADR.................     187        2,010(a)
 Wheelabrator Technologies Inc..........................     346        5,796(a)
 WMX Technologies Inc. .................................   1,618       48,338
                                                                   ----------
                                                                       80,978
                                                                   ----------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            VARIABLE INVESTMENT TRUST - GE U.S. EQUITY PORTFOLIO
52 -----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995, CONTINUED

                                                          NUMBER
                                                         OF SHARES   VALUE
                                                         --------- ----------
INSURANCE - 4.7%
 American International Group Inc.......................   1,113   $  102,952
 Chubb Corp.............................................     110       10,643
 CMAC Investment Corp...................................     147        6,468
 CNA Financial Corp.....................................      53        6,016
 General Reinsurance Corp. .............................     312       48,360
 ITT Hartford Group Inc.................................     245       11,852
 Jefferson Pilot Corp. .................................      24        1,755
 Lincoln National Corp..................................     752       40,420
 Marsh & McLennan Cos...................................     393       34,879
 Providian Corp. .......................................     940       38,305
 Reliastar Financial Corp. .............................     254       11,271
 St. Paul Cos. Inc......................................     957       53,233
 TIG Holdings Inc.......................................   1,691       48,193
 UNUM Corp..............................................     234       12,870
                                                                   ----------
                                                                      427,217
                                                                   ----------
MACHINERY & MACHINE TOOLS - 1.1%
 Caterpillar Inc........................................     250       14,688
 Cooper Industries Inc..................................     318       11,687
 Deere & Co. ...........................................   1,356       47,799
 Ingersoll Rand Co......................................     530       18,616
 Tecumseh Products Co. (Class A)........................      91        4,709
                                                                   ----------
                                                                       97,499
                                                                   ----------
MERCHANDISING - 2.6%
 Albertsons Inc.........................................      79        2,597
 American Greetings Corp. (Class A).....................     392       10,829
 Charming Shoppes Inc...................................   1,066        3,065
 Circuit City Stores Inc................................     460       12,708
 CUC International Inc..................................      31        1,058(a)
 Dayton Hudson Corp. ...................................     238       17,850
 Federated Department Stores Inc. ......................   1,132       31,130(a)
 Home Depot Inc.........................................     689       32,986
 Limited Inc. ..........................................     200        3,475
 May Department Stores Co...............................     164        6,929
 Melville Corp..........................................     111        3,413
 Price Costco Inc.......................................     830       12,658
 Sears Roebuck & Co. ...................................   1,733       67,587
 Sysco Corp.............................................     274        8,905

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

VARIABLE INVESTMENT TRUST - GE U.S. EQUITY PORTFOLIO
----------------------------------------------------------------------------- 53

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995, CONTINUED

                                                          NUMBER
                                                         OF SHARES   VALUE
                                                         --------- ----------
 TJX Cos. Inc...........................................      38   $      717
 Toys 'R Us.............................................     734       15,964(a)
                                                                   ----------
                                                                      231,871
                                                                   ----------
METALS - 0.5%
 Barrick Gold Corp......................................     476       12,555
 Freeport McMoran Copper & Gold (Class A)...............     588       16,464
 Inco Ltd...............................................     173        5,752
 Nucor Corp. ...........................................     130        7,426
 Reynolds Metals Co.....................................      61        3,454
                                                                   ----------
                                                                       45,651
                                                                   ----------
NATURAL GAS - 0.4%
 Enserch Corp...........................................     653       10,611
 Petroleum Geo Services ADR.............................      42        1,050(a)
 Sonat Inc..............................................     522       18,596
 Tosco Corp.............................................     150        5,719
                                                                   ----------
                                                                       35,976
                                                                   ----------
OFFICE EQUIPMENT & SUPPLIES - 4.1%
 Amdahl Corp. ..........................................     319        2,712
 Apple Computer.........................................     162        5,164
 Automatic Data Processing Inc..........................     578       42,916
 Cisco Systems Inc......................................     173       12,910(a)
 Compaq Computer Corp...................................     287       13,776(a)
 Computer Associates International Inc..................     549       31,224
 Equifax Inc. ..........................................   2,404       51,385
 First Data Corp........................................     816       54,570
 International Business Machines........................   1,552      142,396
 Microsoft Corp.........................................      78        6,845(a)
 Pitney Bowes Inc.......................................     186        8,742
                                                                   ----------
                                                                      372,640
                                                                   ----------
REAL ESTATE - 0.2%
 Camden Property Trust..................................     161        3,844
 Castle and Cooke Inc. (new)............................      91        1,519
 Debartolo Realty Corp. ................................     459        5,967
 Glimcher Realty Trust..................................     228        3,933
 Oasis Residential Inc..................................     138        3,139
                                                                   ----------
                                                                       18,402
                                                                   ----------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            VARIABLE INVESTMENT TRUST - GE U.S. EQUITY PORTFOLIO
54 -----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995, CONTINUED

                                                          NUMBER
                                                         OF SHARES   VALUE
                                                         --------- ----------
TELEPHONE & UTILITIES - 6.2%
 American Telephone & Telegraph.........................    3,077  $  199,236
 Bellsouth Corp. .......................................    1,185      51,547
 Cellular Communications Inc. ..........................      228      11,343
 Frontier Corp. ........................................      172       5,160
 GTE Corp. .............................................    2,633     115,852
 International Cabletel Inc. ...........................      982      24,059(a)
 MCI Communications Corp. ..............................    1,190      31,089
 NYNEX Corp. ...........................................      704      38,016
 Pacific Telesis Group..................................      578      19,435
 SBC Communications Inc. ...............................      703      40,422
 Sprint Corp. ..........................................      182       7,257
 U.S. West Inc. ........................................      510      18,233
                                                                   ----------
                                                                      561,649
                                                                   ----------
TRANSPORTATION - 1.9%
 AMR Corp. .............................................      445      33,041(a)
 Burlington Northern Santa Fe...........................      520      40,560
 CSX Corp. .............................................      486      22,174
 Delta Air Lines Inc. ..................................      116       8,570
 Pittston Services Group................................       94       2,949
 Union Pacific Corp. ...................................    1,026      67,716
                                                                   ----------
                                                                      175,010
                                                                   ----------
 TOTAL COMMON STOCK (Cost $6,817,858)...................            8,352,720
                                                                   ----------
                                                         PRINCIPAL
                                                          AMOUNT
                                                         ---------
BONDS AND NOTES - 0.2%
 Banco Nacional de Mexico S.A.
   7.00% 12/15/99.......................................  $11,000       8,855(b)
 Cemex
   4.25% 11/01/97.......................................    8,000       6,760(b)
 Exide Corp.
   2.90% 12/15/05.......................................    8,000       6,230(b)
 Valhi Inc.
   9.25% 10/20/07.......................................    6,000       2,333(d)
                                                                   ----------
 TOTAL BONDS AND NOTES (Cost $23,825)...................               24,178
                                                                   ----------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

VARIABLE INVESTMENT TRUST - GE U.S. EQUITY PORTFOLIO
----------------------------------------------------------------------------- 55

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995, CONTINUED

                                                        PRINCIPAL
                                                         AMOUNT     VALUE
                                                        --------- ----------
CONVERTIBLE BONDS - 0.3%
 ADT Operations Inc.
   6.50% 07/06/10...................................... $  4,000  $    1,870(d)
 AMR Corp.
   6.125% 11/01/24.....................................   21,000      21,735
 Federated Department Stores Inc.
   5.00% 10/01/03......................................    3,000       2,992
                                                                  ----------
 TOTAL CONVERTIBLE BONDS (Cost $26,086)................               26,597
                                                                  ----------
                                                         NUMBER
                                                        OF SHARES
                                                        ---------
CONVERTIBLE PREFERRED STOCK - 0.6%
 Citicorp, 10.75%......................................       28       5,141
 Ford Motor Co. (Series A), 8.40%......................      167      15,823
 Occidental Petroleum Corp., 7.75%.....................      315      17,325(b)
 Reynolds Metals Co., 7.00%............................       89       4,506
 Santa Fe Energy Resources Inc. (Series A), 7.00%......      167       3,194
 St. Paul Capital LLC, 6.00%...........................       22       1,238
 Unocal Corp., 7.00%...................................      107       5,858(b)
                                                                  ----------
 TOTAL CONVERTIBLE PREFERRED STOCK (Cost $48,425)......               53,085
                                                                  ----------
 TOTAL INVESTMENTS IN SECURITIES (Cost $6,916,194).....            8,456,580
                                                                  ----------
                                                        PRINCIPAL
                                                         AMOUNT
                                                        ---------
SHORT TERM INVESTMENTS - 1.1%
U.S. GOVERNMENT AGENCIES
 Federal Home Loan Mortgage Corp. 5.60% 01/03/96 (Cost
   $99,969)............................................ $100,000      99,969(d)
Other Assets and Liabilities, net 5.7%.................              514,547
                                                                  ----------
NET ASSETS - 100%......................................           $9,071,096
                                                                  ==========

OTHER INFORMATION
-------------------------------------------------------------------------------
The GE U.S. Equity Portfolio had the following long Futures Contract open at December 31, 1995:

                         NUMBER
             EXPIRATION    OF     UNDERLYING UNREALIZED
DESCRIPTION     DATE    CONTRACTS FACE VALUE    GAIN
-------------------------------------------------------
S&P 500      March 1996     1      $309,225     $575

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   VARIABLE INVESTMENT TRUST - GE INTERNATIONAL EQUITY PORTFOLIO 56 -----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995

                                                          NUMBER
                                                         OF SHARES   VALUE
                                                         --------- ----------
COMMON STOCK - 98.6%
AUSTRALIA - 3.8%
 Brambles Industries Ltd. ..............................  10,527   $  117,367
 Burns Philip & Co. ....................................  56,746      126,955
                                                                   ----------
                                                                      244,322
                                                                   ----------
AUSTRIA - 5.3%
 Bohler Uddeholm........................................   1,441      110,093(a)
 Flughafen Wien AG......................................   1,219       82,246
 VA Technologie AG......................................   1,124      142,752
                                                                   ----------
                                                                      335,091
                                                                   ----------
DENMARK - 1.3%
 ISS (Series B).........................................   3,706       83,431
                                                                   ----------
FRANCE - 13.2%
 Alcatel Alsthom........................................     911       78,543
 Banque Nationale Paris.................................   3,318      149,673
 Carrefour..............................................     304      184,436
 Coflexip ADR...........................................   6,158      116,232
 Total (Class B)........................................   2,880      194,372
 Valeo..................................................   2,523      116,850
                                                                   ----------
                                                                      840,106
                                                                   ----------
GERMANY - 13.2%
 Deutsche Bank AG.......................................   2,162      102,441
 Gehe AG................................................     209      106,358
 Gehe AG (new)..........................................      52       25,755(a)
 Sap AG.................................................     863      130,548
 SGL Carbon.............................................   1,217       94,170
 Siemens AG.............................................     300      164,169
 Veba AG................................................   5,049      214,349
                                                                   ----------
                                                                      837,790
                                                                   ----------
HONG KONG - 3.2%
 Hopewell Holdings......................................  93,280       53,682
 Hutchison Whampoa Ltd. ................................  24,900      151,670
                                                                   ----------
                                                                      205,352
                                                                   ----------
ITALY - 2.9%
 Eni Spa................................................   5,753       20,105(a)
 Istituto Mobilaire Italiano............................  12,253       77,154
 Stet (Savings).........................................  42,362       86,424
                                                                   ----------
                                                                      183,683
                                                                   ----------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

VARIABLE INVESTMENT TRUST - GE INTERNATIONAL EQUITY PORTFOLIO
----------------------------------------------------------------------------- 57

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995, CONTINUED

                                                         NUMBER
                                                        OF SHARES   VALUE
                                                        --------- ---------
JAPAN - 19.0%
 Canon Inc. ...........................................   7,000   $ 126,780
 DDI Corp. ............................................      17     131,719
 Ito Yokado Co.........................................   2,000     123,196
 Murata Manufacturing Co. .............................   3,000     110,411
 Nippondenso Co. ......................................   5,000      93,462
 Rohm Co. .............................................   3,000     169,395
 Secom Co. ............................................   3,000     208,620
 Suzuki Motor Corp.....................................  14,000     155,932
 Tokyo Steel Manufacturing.............................   5,000      92,010
                                                                  ---------
                                                                  1,211,525
                                                                  ---------
MALAYSIA - 2.4%
 AMMB Holdings Berhad..................................   5,000      57,093
 Telekom Malaysia......................................  12,000      93,555
                                                                  ---------
                                                                    150,648
                                                                  ---------
MEXICO - 1.3%
 Grupo Carso S.A. de C.V. ADR..........................   7,714      81,961(a,b)
                                                                  ---------
NETHERLANDS - 6.2%
 Gucci Group N.V. ADR..................................   2,963     115,187(a)
 IHC Caland N.V........................................   2,082      70,062
 International Nederlanden.............................   1,669     111,495
 Wolters Kluwer........................................   1,033      97,719
                                                                  ---------
                                                                    394,463
                                                                  ---------
PORTUGAL - 1.2%
 Banco Comercial Portugues.............................   5,853      79,578
                                                                  ---------
SPAIN - 1.2%
 Sevillana De Electricidad.............................   9,600      74,552
                                                                  ---------
SWEDEN - 4.8%
 Astra AB..............................................   3,092     122,475
 Autoliv AB............................................   1,888     110,328
 Getinge...............................................   1,576      71,801
                                                                  ---------
                                                                    304,604
                                                                  ---------
SWITZERLAND - 12.2%
 BBC Brown Boveri......................................     205     238,145
 Nestle S.A............................................     132     146,018
 Roche Holdings AG.....................................      31     245,232
 Schw Ruckversicher....................................     125     145,427
                                                                  ---------
                                                                    774,822
                                                                  ---------

===============================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                  VARIABLE INVESTMENT TRUST - GE INTERNATIONAL EQUITY PORTFOLIO 58 -----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995, CONTINUED

                                                            NUMBER
                                                           OF SHARES   VALUE
                                                           --------- ----------
THAILAND - 1.0%
 Siam Cement..............................................   1,200   $   66,503
                                                                     ----------
UNITED KINGDOM - 6.4%
 Medeva...................................................  39,784      166,822
 Reed International.......................................   8,384      127,798
 Thorn EMI................................................   4,799      113,025
                                                                     ----------
                                                                        407,645
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $5,343,646).......................................            6,276,076
Other Assets and Liabilities, net 1.4%....................               87,947
                                                                     ----------
NET ASSETS - 100%.........................................           $6,364,023
                                                                     ==========

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

VARIABLE INVESTMENT TRUST - GE FIXED INCOME PORTFOLIO
----------------------------------------------------------------------------- 59

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995

                                                        PRINCIPAL
                                                          AMOUNT     VALUE
                                                        ---------- ----------
BONDS AND NOTES - 94.9%
U.S. TREASURIES - 18.9%
 U.S. Treasury Bonds
  7.625% 02/15/25...................................... $  300,000 $  366,843
  12.00% 08/15/13......................................     35,000     53,927
                                                                   ----------
                                                                      420,770
                                                                   ----------
 U.S. Treasury Notes
  6.00% 08/31/97.......................................     12,000     12,148
  6.125% 05/31/97......................................     10,000     10,122
  6.25% 08/31/00.......................................     70,000     72,417
  6.50% 04/30/99.......................................    100,000    103,656
                                                                   ----------
                                                                      198,343
                                                                   ----------
 TOTAL U.S. TREASURIES (Cost $557,438).................               619,113
                                                                   ----------
ASSET BACKED - 3.9%
 Advanta Mortgage Loan Trust Corp.
  6.30% 07/25/25.......................................      7,944      7,817
 Conti Mortgage Home Equity
  7.63% 05/15/09.......................................      9,203      9,309
 Discover Card Master Trust
  6.70% 02/16/00.......................................     10,000     10,184
 Fleetwood Credit Grantor Trust
  6.55% 05/16/11.......................................      9,383      9,529
 Household Finance Corp.
  8.15% 03/19/96.......................................      9,127      9,164(e)
 Premier Auto Trust
  5.95% 12/06/98.......................................     10,000     10,053
 Standard Credit Card Master Trust
  6.55% 10/07/07.......................................     10,000     10,290
  6.75% 06/07/00.......................................     60,000     61,631
                                                                   ----------
 TOTAL ASSET BACKED (Cost $125,934)....................               127,977
                                                                   ----------
CORPORATE NOTES - 30.6%
 American Home Products
  7.70% 02/15/00.......................................     50,000     53,499
 Capital One Bank
  6.43% 06/29/98.......................................     50,000     50,648
 Carter Holt Harvey Ltd.
  8.875% 12/01/04......................................     50,000     58,026
 Foster Technology Inc.
  6.75% 11/15/05.......................................     40,000     41,232

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           VARIABLE INVESTMENT TRUST - GE FIXED INCOME PORTFOLIO
60 -----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995, CONTINUED

                                                         PRINCIPAL
                                                          AMOUNT     VALUE
                                                         --------- ----------
 General Motors Corp.
  8.89% 08/18/03........................................ $ 25,000  $   28,813
 Great Atlantic & Pacific Tea Inc.
  9.125% 01/15/98.......................................   50,000      52,713
 HSBC Finance Nederland B.V.
  7.40% 04/15/03........................................   50,000      52,425(b)
 Hydro Quebec
  8.05% 07/07/24........................................   50,000      57,088
 Joy Technologies Inc.
  10.25% 09/01/03.......................................   50,000      56,625
 KFW International Finance Inc.
  8.20% 06/01/06........................................   50,000      58,359
 Landeskreditbank Baden
  7.875% 04/15/04.......................................   25,000      28,048
 Merrill Lynch & Co. Inc.
  6.64% 09/19/02........................................   60,000      61,622
 News America Holdings Inc.
  10.125% 10/15/12......................................   50,000      60,509
 North Atlantic Energy Corp.
  9.05% 06/01/02........................................   50,000      51,688
 Paramount Communications Inc.
  5.875% 07/15/00.......................................   50,000      49,334
 RJR Nabisco Inc.
  8.00% 07/15/01........................................   50,000      50,956
 Smurfit Capital
  7.50% 11/20/25........................................   25,000      26,078
 Tele-Communications Inc.
  7.13% 02/02/98........................................   50,000      51,118
 Time Warner Entertainment Co. L.P.
  10.15% 05/01/12.......................................   50,000      61,975
 United Co. Financial Corp.
  7.00% 07/15/98........................................   50,000      51,016
                                                                   ----------
 TOTAL CORPORATE NOTES (Cost $955,692)..................            1,001,772
                                                                   ----------
MORTGAGE-BACKED - 41.5%
 Federal Home Loan Mortgage Corp.
  6.50% 07/01/09-11/01/10...............................  115,483     116,096
  7.00% TBA.............................................   80,000      80,700(c)
  7.50% 10/01/25........................................  341,761     350,411
                                                                   ----------
                                                                      547,207
                                                                   ----------

===============================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

VARIABLE INVESTMENT TRUST - GE FIXED INCOME PORTFOLIO
----------------------------------------------------------------------------- 61

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995, CONTINUED

                                                      PRINCIPAL
                                                        AMOUNT     VALUE
                                                      ---------- ----------
 Federal National Mortgage Assoc.
  8.00% 11/01/24..................................... $  120,465 $  124,756
  8.50% 10/01/24.....................................    147,972    154,446
                                                                 ----------
                                                                    279,202
                                                                 ----------
 Government National Mortgage Assoc.
  8.00% 04/15/17.....................................    141,790    149,033
  9.00% 06/15/16-08/15/18............................    121,872    129,998
  9.50% 06/15/17.....................................     99,122    107,103
                                                                 ----------
                                                                    386,134
                                                                 ----------
Collateralized Mortgage Obligations
 American Southwest Financial Securities Corp.
  1.078% 01/18/09....................................    196,179     10,820(g)
 Asset Securitization Corp.
  7.10% 08/13/29.....................................     17,963     18,819
 Federal Home Loan Mortgage Corp.
  3.50% 11/15/07.....................................     37,000     31,022
 Federal National Mortgage Assoc.
  8.00% 07/01/24.....................................     43,634      9,818(g)
  8.921% 10/01/24....................................     43,494     36,426(d,f)
 LB Commercial Conduit Mortgage Trust
  7.144% 08/25/04....................................     14,966     15,415
 Merrill Lynch Mortgage Investor's Inc.
  7.523% 06/15/21....................................     19,873     20,406
                                                                 ----------
                                                                    142,726
                                                                 ----------
 TOTAL MORTGAGE-BACKED (Cost $1,320,864).............             1,355,269
                                                                 ----------
 TOTAL BONDS AND NOTES (Cost $2,959,928).............             3,104,131
                                                                 ----------

                                                            NUMBER
                                          EXPIRATION DATE/    OF
                                            STRIKE PRICE   CONTRACTS
                                          ---------------- ---------
CALL OPTIONS PURCHASED--0.0%
 U.S. Treasury Note (Cost $117)..........  Jan. 96/103.25       9           291
                                                                     ----------
 TOTAL INVESTMENTS IN SECURITIES (Cost
   $2,960,045)...........................                             3,104,422
                                                                     ----------

                                                        PRINCIPAL
                                                          AMOUNT
                                                        ----------
SHORT TERM INVESTMENTS - 3.1%
U.S. GOVERNMENT AGENCIES
 Federal Home Loan Mortgage Corp.
  5.60% 01/03/96 (Cost $99,969)........................ $  100,000     99,969(d)
Other Assets and Liabilities, net 2.0%.................                66,804
                                                                   ----------
NET ASSETS - 100%......................................            $3,271,195
                                                                   ==========

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           VARIABLE INVESTMENT TRUST - GE MONEY MARKET PORTFOLIO
62 -----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995

                                                           PRINCIPAL  AMORTIZED
                                                             AMOUNT      COST
                                                           ---------- ----------
SHORT TERM INVESTMENTS - 91.4%
U.S. GOVERNMENTS(D) - 40.4%
 Federal Home Loan Bank
  5.35% 05/14/96.......................................... $  180,000 $  176,415
  5.57% 02/02/96..........................................    100,000     99,505
                                                                      ----------
                                                                         275,920
                                                                      ----------
 Federal Home Loan Mortgage Corp.
  5.75% 01/02/96..........................................  1,660,000  1,659,735
 Federal National Mortgage Assoc.
  5.50% 02/20/96..........................................    130,000    129,007
                                                                      ----------
 TOTAL U.S. GOVERNMENTS (Cost $2,064,662).................             2,064,662
                                                                      ----------
COMMERCIAL PAPER (D) - 22.4%
 Abbey National PLC
  5.62% 02/23/96..........................................    100,000     99,173
  5.63% 02/23/96..........................................    160,000    158,674
 Chemical Bank and Trust Company
  5.70% 01/17/96..........................................    240,000    239,392
 Kredietbank
  5.70% 01/05/96..........................................    210,000    209,867
 Merrill Lynch & Co. Inc.
  5.72% 01/03/96..........................................    210,000    209,933
 National Australia Funding
  5.70% 01/12/96..........................................    230,000    229,599
                                                                      ----------
 TOTAL COMMERCIAL PAPER (Cost $1,146,638).................             1,146,638
                                                                      ----------
CERTIFICATES OF DEPOSIT - 17.4%
 Bank of Montreal
  5.80% 01/25/96..........................................    230,000    230,000
 Bayerische Hypotheken Bank
  5.78% 01/08/96..........................................    240,000    240,000
 Royal Bank of Canada
  5.69% 01/02/96..........................................    210,000    210,000
 West Deutsche Landesbank
  5.75% 01/04/96..........................................    210,000    210,000
                                                                      ----------
 TOTAL CERTIFICATES OF DEPOSIT (Cost $890,000)............               890,000
                                                                      ----------

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

VARIABLE INVESTMENT TRUST - GE MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------- 63

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995, CONTINUED

                                                          PRINCIPAL  AMORTIZED
                                                            AMOUNT      COST
                                                          ---------- ----------
TIME DEPOSITS - 11.2%
 Bank of Nova Scotia
  5.78% 01/22/96......................................... $  230,000 $  230,000
 Deutsche Bank AG
  5.75% 01/08/96.........................................    210,000    210,000
 State Street Cayman Islands
  5.875% 01/02/96........................................    130,000    130,000
                                                                     ----------
 TOTAL TIME DEPOSITS (Cost $570,000).....................               570,000
                                                                     ----------
TOTAL SHORT TERM INVESTMENTS (Cost $4,671,300)...........             4,671,300
Other Assets and Liabilities, net 8.6%...................               439,002
                                                                     ----------
NET ASSETS - 100%........................................            $5,110,302
                                                                     ==========

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                       VARIABLE INVESTMENT TRUST
64 -----------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities amounted to $50,141, $81,961 and $52,425 or 0.6%, 1.3% and 1.6% of net assets for the
    GE U.S. Equity, GE International Equity and GE Fixed Income Portfolios, re-spectively.

(c) Settlement is on a delayed delivery or when issued basis with final matu-rity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) Floating rate coupon. The stated rate represents the rate at December 31, 1995.

(f) Principal only securities represent the right to receive the monthly prin-cipal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the principal only holder.

(g) Interest only securities represent the right to receive the monthly inter-est payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

ABBREVIATIONS:

ADR - American Depository Receipt

















================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

VARIABLE INVESTMENT TRUST
----------------------------------------------------------------------------- 65

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                      GE          GE           GE          GE
                                     U.S.    INTERNATIONAL   FIXED       MONEY
                                    EQUITY      EQUITY       INCOME      MARKET
                                  PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO
                                  ---------- ------------- ----------  ----------
ASSETS
Investments in securities, at
  market (cost $6,916,194,
  $5,343,646, $2,960,045 and $0,
  respectively).................  $8,456,580  $6,276,076   $3,104,422  $        0
Short term investments
  (at amortized cost)...........      99,969           0       99,969   4,671,300
Cash............................     450,131           0      108,520      26,156
Foreign currency (cost $35,
  $409,409, $0, and $0,
  respectively).................          35     409,390            0           0
Receivable for investments sold.       8,710     341,169       70,379           0
Income receivables..............      20,193      10,716       43,468      16,565
Receivable for fund shares sold.      50,296       1,230       14,081     412,698
Deferred organizational costs...      24,036      24,036       24,036      24,036
Variation margin receivable.....         350           0            0           0
                                  ----------  ----------   ----------  ----------
Total assets....................   9,110,300   7,062,617    3,464,875   5,150,755
                                  ----------  ----------   ----------  ----------
LIABILITIES
Distributions payable to
  shareholders..................           0           0       16,140      13,718
Payable for investments
  purchased.....................       7,926           0      150,813           0
Payable for fund shares
  repurchased...................          61      12,772           34          79
Payable to GEIM.................      31,217      33,804       26,693      26,656
Payable to custodian............           0     652,018            0           0
                                  ----------  ----------   ----------  ----------
Total liabilities...............      39,204     698,594      193,680      40,453
                                  ----------  ----------   ----------  ----------
NET ASSETS......................  $9,071,096  $6,364,023   $3,271,195  $5,110,302
                                  ==========  ==========   ==========  ==========
NET ASSETS CONSIST OF:
 Capital paid in................  $6,592,639  $5,016,161   $3,010,500  $5,110,172
 Undistributed/(overdistributed)
   net investment income........           0       5,059         (109)        130
 Accumulated net realized gain..     937,496     413,359      116,427           0
 Net unrealized appreciation/
   (depreciation) on:
  Investments...................   1,540,386     932,430      144,377           0
  Futures.......................         575           0            0           0
  Foreign currency transactions.           0      (2,986)           0           0
                                  ----------  ----------   ----------  ----------
NET ASSETS......................  $9,071,096  $6,364,023   $3,271,195  $5,110,302
                                  ==========  ==========   ==========  ==========
Shares outstanding
  ($.001 par value).............     470,821     366,337      260,979   5,116,169
Net asset value, offering and
  redemption price per share....  $    19.27  $    17.37   $    12.53  $     1.00

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                       VARIABLE INVESTMENT TRUST
66 -----------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE PERIOD JANUARY 3 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1995

                                    GE           GE          GE         GE
                                   U.S.     INTERNATIONAL   FIXED      MONEY
                                  EQUITY       EQUITY      INCOME     MARKET
                                PORTFOLIO     PORTFOLIO   PORTFOLIO  PORTFOLIO
                                ----------  ------------- ---------  ---------
INVESTMENT INCOME
Income:
 Dividends..................... $  217,452   $  170,669   $      0   $      0
 Interest......................     65,099       37,299    328,948    307,619
 Less: Foreign taxes withheld..     (1,777)     (19,333)         0          0
                                ----------   ----------   --------   --------
Total income...................    280,774      188,635    328,948    307,619
                                ----------   ----------   --------   --------
Expenses:
 Advisory and administration
   fees........................     53,162       77,057     22,614     15,595
 Transfer agent................      7,000        7,000      7,000      7,000
 Trustees' fees................      6,796        6,508      3,336      3,359
 Custody and accounting........      1,291        1,237        634        638
 Legal.........................      8,495        8,135      4,171      4,199
 Audit.........................     16,991       16,270      8,341      8,398
 Amortization of deferred
   organizational expense......      5,997        5,997      5,997      5,997
                                ----------   ----------   --------   --------
Total expenses before waiver...     99,732      122,204     52,093     45,186
Less: Expenses waived or borne
  by the advisor...............    (22,406)     (13,418)   (18,169)   (19,195)
                                ----------   ----------   --------   --------
Net expenses...................     77,326      108,786     33,924     25,991
                                ----------   ----------   --------   --------
Net investment income..........    203,448       79,849    295,024    281,628
                                ----------   ----------   --------   --------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain (loss) on:
 Investments...................  1,060,686      473,552    259,037         98
 Futures.......................    136,775            0          0          0
 Written options...............        701            0          0          0
 Foreign currency
   transactions................     (1,784)     (27,334)         0          0
INCREASE (DECREASE) IN
  UNREALIZED APPRECIATION/
  DEPRECIATION ON:
 Investments...................  1,540,386      932,430    144,377          0
 Futures.......................        575            0          0          0
 Foreign currency
   transactions................          0       (2,986)         0          0
                                ----------   ----------   --------   --------
Net realized and unrealized
  gain on investments..........  2,737,339    1,375,662    403,414         98
                                ----------   ----------   --------   --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.... $2,940,787   $1,455,511   $698,438   $281,726
                                ==========   ==========   ========   ========

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

VARIABLE INVESTMENT TRUST
----------------------------------------------------------------------------- 67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD JANUARY 3 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
1995

                                GE            GE           GE           GE
                               U.S.      INTERNATIONAL   FIXED        MONEY
                              EQUITY        EQUITY       INCOME       MARKET
                             PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO
                            -----------  ------------- ----------  ------------
INCREASE IN NET ASSETS
Operations:
 Net investment income....  $   203,448   $   79,849   $  295,024  $    281,628
 Net realized gain on
   investments, futures,
   written options, and
   foreign currency
   transactions...........    1,196,378      446,218      259,037            98
 Net increase in
   unrealized
   appreciation...........    1,540,961      929,444      144,377             0
                            -----------   ----------   ----------  ------------
 Net increase from
   operations.............    2,940,787    1,455,511      698,438       281,726
                            -----------   ----------   ----------  ------------
Distributions to
  shareholders from:
 Net investment income....     (207,780)     (53,453)    (301,130)     (287,593)
 Net realized gains.......     (260,666)     (60,193)    (143,981)            0
                            -----------   ----------   ----------  ------------
Total distributions.......     (468,446)    (113,646)    (445,111)     (287,593)
                            -----------   ----------   ----------  ------------
Increase (decrease) in net
  assets from operations
  and distributions.......    2,472,341    1,341,865      253,327        (5,867)
                            -----------   ----------   ----------  ------------
Share transactions:
 Proceeds from sale of
   shares.................   16,940,648   14,329,796    7,347,507    15,872,664
 Value of distributions
   reinvested.............       86,880       17,380      321,567       271,852
 Cost of shares redeemed..  (10,448,773)  (9,345,018)  (4,671,206) (11,048,347)
                            -----------   ----------   ----------  ------------
Net increase from share
  transactions............    6,578,755    5,002,158    2,997,868     5,096,169
                            -----------   ----------   ----------  ------------
Total increase in net
  assets..................    9,051,096    6,344,023    3,251,195     5,090,302
NET ASSETS
Beginning of period.......       20,000       20,000       20,000        20,000
                            -----------   ----------   ----------  ------------
End of period.............  $ 9,071,096   $6,364,023   $3,271,195  $  5,110,302
                            ===========   ==========   ==========  ============
UNDISTRIBUTED/
  (OVERDISTRIBUTED) NET
  INVESTMENT INCOME, END
  OF PERIOD...............  $         0   $    5,059   $     (109) $        130


================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                       VARIABLE INVESTMENT TRUST
68 -----------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES

                            GE U.S.    GE INTERNATIONAL   GE FIXED     GE MONEY
                             EQUITY         EQUITY         INCOME       MARKET
                           PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO
                          PERIOD ENDED   PERIOD ENDED   PERIOD ENDED PERIOD ENDED
                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                              1995           1995           1995         1995
                          ------------ ---------------- ------------ ------------
Shares sold by
  subscription..........     998,802        901,233        599,669    15,872,664
Issued for distributions
  reinvested............       4,523          1,002         25,466       271,852
Shares redeemed.........    (533,837)      (537,231)      (365,823)  (11,048,347)
                            --------       --------       --------   -----------
Net increase in
  Portfolio shares......     469,488        365,004        259,312     5,096,169
                            ========       ========       ========   ===========


















================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

VARIABLE INVESTMENT TRUST
----------------------------------------------------------------------------- 69

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING FOR THE PERIOD JANUARY 3 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1995

                                       GE          GE          GE        GE
                                      U.S.    INTERNATIONAL   FIXED     MONEY
                                     EQUITY      EQUITY      INCOME    MARKET
                                    PORTFOLIO   PORTFOLIO   PORTFOLIO PORTFOLIO
                                    --------- ------------- --------- ---------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................  $15.00      $15.00      $12.00    $ 1.00
Income from investment operations:
Net investment income..............    0.46        0.21        0.82      0.05
Net realized and unrealized gains
  on investments...................    4.87        2.45        1.13      0.01
                                     ------      ------      ------    ------
Total income from investment
  operations.......................    5.33        2.66        1.95      0.06
                                     ------      ------      ------    ------
LESS DISTRIBUTIONS FROM:
 Net investment income.............    0.47        0.14        0.84      0.06
 Net realized gains................    0.59        0.15        0.58      0.00
                                     ------      ------      ------    ------
Total distributions................    1.06        0.29        1.42      0.06
                                     ------      ------      ------    ------
NET ASSET VALUE,
  END OF PERIOD....................  $19.27      $17.37      $12.53    $ 1.00
                                     ======      ======      ======    ======
TOTAL RETURN (a)...................   35.58%      17.74%      16.83%     5.72%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
   (in thousands)..................  $9,071      $6,364      $3,271    $5,110
 Ratio of net investment income to
   average net assets*.............    2.10%       0.88%       6.52%     5.41%
 Ratio of expenses to average net
   assets*.........................    0.80%       1.20%       0.75%     0.50%
 Ratio of expenses to average net
   assets before voluntary expense
   limitation*.....................    1.03%       1.35%       1.15%     0.87%
 Portfolio turnover rate...........      71%         60%        253%      N/A

------------------------
NOTES TO FINANCIAL HIGHLIGHTS
(a) Total returns are historical and assume changes in share price and rein-vestment of dividends and capital gains. Had the advisor not absorbed a portion of expenses, total return would have been lower. Periods less than one year are not annualized.
 *  Annualized for periods less than one year.

================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      VARIABLE INVESTMENT TRUST
70 ----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, DECEMBER 31, 1995

1. ORGANIZATION OF THE PORTFOLIOS. Variable Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Trust was formed as a Massachusetts business trust pursuant to a Declaration of Trust (as amended) on February 25, 1994. The Declaration authorizes the Trust's Trustees to create separate series, each with an unlimited number of shares of beneficial interest. The Trust is comprised of five investment portfolios (the "Portfolios"), only four of which are currently being offered through the Power Portfolio Variable Annuity, as follows: GE U.S. Equity Portfolio, GE International Equity Portfolio, GE Fixed Income Portfolio and GE Money Market Portfolio.

Shares of the Trust are offered only to insurance company separate accounts that fund certain variable contracts. These insurance companies may include insurance companies affiliated with GE Investment Management Incorporated ("GEIM"), the investment advisor and administrator of each Portfolio. As of December 31, 1995, Great Northern Insured Annuity Corporation, an affiliated insurance company, controlled the Portfolios by ownership of virtually all of the Portfolios' shares of beneficial interest. The Trust may in the future of-fer shares of some or all of the Portfolios to variable life insurance sepa-rate accounts.

The investment objective of GE U.S. Equity Portfolio is long-term growth of capital, which the Portfolio seeks to achieve through investment primarily in equity securities of U.S. companies. The investment objective of GE Interna-tional Equity Portfolio is long-term growth of capital, which the Portfolio seeks to achieve by investing primarily in foreign equity securities. The in-vestment objective of GE Fixed Income Portfolio is to seek maximum income con-sistent with prudent investment management and the preservation of capital, which the Portfolio seeks to achieve by investing in fixed income securities. The investment objective of GE Money Market Portfolio is to seek a high level of current income consistent with the preservation of capital and the mainte-nance of liquidity, which the Portfolio seeks to achieve by investing in a de-fined group of short-term, U.S. dollar denominated money market instruments.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES. The following summarizes the significant accounting policies of the Trust:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Security Valuation and Transactions. Securities for which exchange quota-tions are readily available are valued at the last sale price, or if no sales occurred
================================================================================

VARIABLE INVESTMENT TRUST
----------------------------------------------------------------------------- 71

NOTES TO FINANCIAL STATEMENTS, CONTINUED

on that day, at the current quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized ma-trix system, which considers market transactions and dealer supplied valua-tions.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Written options traded on an exchange are valued using the last sale price or, in the absence of a sale, the last offering price, and options traded over-the-counter are valued using dealer-supplied valuations.

Short term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates market value.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

GE Money Market Portfolio values its securities using the amortized cost meth-od, which values securities initially at cost and thereafter assumes a con-stant amortization to maturity of any discount or premium. Amortized cost ap-proximates market value.

To secure prices or yields deemed advantageous at a particular time, the Port-folios may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transac-tion is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Portfolios to subsequently in-vest at less advantageous yields. In connection with such purchases, the Port-folios are required to hold collateral (cash, Government securities or other liquid, high grade debt obligations) with the Portfolios' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.

Transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

     Foreign Currency. Accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities and pur-chases and sales of investment securities are denominated in foreign currency and translated to U.S. dollars at the prevailing exchange rate on the respec-tive dates of such transactions.

The Portfolios do not isolate that portion of the results of operations re-sulting from changes in foreign exchange rates on investments from the fluctu-ations arising from changes in market prices of securities held. Such fluctua-tions are in-

================================================================================

                                                       VARIABLE INVESTMENT TRUST
72 -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

cluded with the net realized and unrealized gain or loss from investments. Re-ported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions and the differ-ence between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than in-vestments in securities at fiscal year end, as a result of changes in the ex-change rate.

     Income Taxes. It is each Portfolio's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and there-fore no provision for federal income tax has been made. Each Portfolio is treated as a separate taxpayer for federal income tax purposes.

     Investment Income. Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for cer-tain foreign securities for which corporate actions are recorded as soon as the Portfolios are informed. Interest income is recorded on the accrual basis. All discounts on taxable bonds are amortized to call or maturity date, whichever is shorter using the effective yield method.

     Expenses. Expenses of the Trust which are directly identifiable to a specific Portfolio are allocated to that Portfolio. Expenses which are not readily iden-tifiable to a specific Portfolio are allocated in such a manner as deemed equi-table, taking into consideration the nature and type of expense and the rela-tive sizes of the Portfolios. All expenses of the Portfolios are paid by the Investment Advisor and reimbursed by the Portfolios up to the voluntary expense limitations.

     Distributions to Shareholders. GE Fixed Income Portfolio and GE Money Market Portfolio declare investment income dividends daily (paid monthly). GE U.S. Eq-uity Portfolio and GE International Equity Portfolio declare and pay dividends of net investment income annually. All Portfolios declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on foreign currency transactions, paydown gains and losses on mortgage-backed securities, losses on wash sale transactions and deferred organizational expenses. Reclassifications are made to the Portfolios' capital accounts to reflect income and gains avail-able for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Finan-cial Highlights table excludes these adjustments.

================================================================================

VARIABLE INVESTMENT TRUST
----------------------------------------------------------------------------- 73

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     Deferred Organizational Costs. Organizational expenses applicable to the Portfolios have been deferred and are being amortized on a straight-line basis over a period of five years from commencement of investment operations.

     Repurchase Agreements. The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolios. It is the policy of the Portfolios to value the underlying collat-eral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liq-uidate the collateral and apply the proceeds in satisfaction of the obliga-tion.

     Futures and Options. Each Portfolio except the GE Money Market Portfolio may invest in futures contracts and purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Portfolios have in the particular classes of instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments, or due to the inability of counterparties to perform. The Portfolios will invest in these instruments to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to equitize a cash position, for duration management, or when the transactions are economi-cally appropriate to the reduction of risk inherent in the management of the Portfolios involved.

     Upon entering into a futures contract, the Portfolios are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolios recognize a realized gain or loss when the futures contract is closed. The Portfolios will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Other. There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may in-volve foreign currency exchange rate fluctuations, adverse political and eco-nomic developments and the imposition of unfavorable foreign governmental laws and restrictions.

================================================================================

                                                       VARIABLE INVESTMENT TRUST
74 -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.FEES AND COMPENSATION PAID TO AFFILIATES.

  Advisory and Administration Fees. Compensation to GEIM, the Portfolios' In-vestment Advisor and Administrator, a wholly owned subsidiary of General Elec-tric Company, for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Portfolio. Such advisory and administration fee is based on the annual rates listed in the table below. Until further notice, GEIM has agreed to reduce other operating expenses (ex-clusive of advisory and administration fees) for each Portfolio as indicated in the following table:

                         ANNUALIZED BASED ON AVERAGE DAILY NET ASSETS
                         -----------------------------------------------------
                              ADVISORY AND               LIMITATION OF OTHER
                          ADMINISTRATION FEES             OPERATING EXPENSES
                         ----------------------         ----------------------
GE U.S. Equity
  Portfolio.............           .55%                           .25%
GE International Equity
  Portfolio.............           .85%                           .35%
GE Fixed Income
  Portfolio.............           .50%                           .25%
GE Money Market
  Portfolio.............           .30%                           .20%

  Trustees' Fees. The Portfolios pay no compensation to their Trustees who are employees of GEIM. Trustees who are not GEIM employees receive an annual fee of $5,000 and an additional fee of $500 for each Trustees' meeting attended.

4.AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION. Aggregate gross unrealized appreciation/depreciation of investments for each Portfolio at December 31, 1995, were as follows:

                                             GROSS        GROSS         NET
                                           UNREALIZED   UNREALIZED   UNREALIZED
                                          APPRECIATION DEPRECIATION APPRECIATION
                                          ------------ ------------ ------------
GE U.S. Equity Portfolio................. $ 1,599,736    $ 59,350   $ 1,540,386
GE International Equity Portfolio........   1,135,803     203,373       932,430
GE Fixed Income Portfolio................     145,416       1,039       144,377

The aggregate cost of each Portfolio's investments was substantially the same for book and federal income tax purposes at December 31, 1995.

================================================================================

VARIABLE INVESTMENT TRUST
----------------------------------------------------------------------------- 75

NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.OPTIONS. During the period ended December 31, 1995, the following option contracts were written:

                                                      GE U.S. EQUITY PORTFOLIO
                                                      -------------------------
                                                         NUMBER
                                                      OF CONTRACTS    PREMIUM
                                                      ------------  -----------
Balance as of January 3, 1995 .......................            0  $         0
Written..............................................            4        1,551
Closed and Expired...................................           (3)      (1,329)
Exercised............................................           (1)        (222)
                                                      ------------  -----------
Balance as of December 31, 1995......................            0  $         0
                                                      ============  ===========

6.INVESTMENT TRANSACTIONS. The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations, short term investments and options, for the period ended December 31, 1995, were:

                                                       PURCHASES       SALES
                                                      ------------  -----------
GE U.S. Equity Portfolio............................. $ 11,587,276  $ 5,815,371
GE International Equity Portfolio....................    9,604,865    4,734,771
GE Fixed Income Portfolio............................    2,697,058    1,576,390

The cost of purchases and the proceeds from sales of long-term U.S. Government obligations for the period ended December 31, 1995, were:

                                                       PURCHASES       SALES
                                                      ------------  -----------
GE U.S. Equity Portfolio............................. $    122,166  $    40,155
GE International Equity Portfolio....................            0            0
GE Fixed Income Portfolio............................   10,242,480    8,582,035


================================================================================

                                                       VARIABLE INVESTMENT TRUST
76 -----------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Trustees of Variable Investment Trust

In our opinion, the accompanying statements of assets and liabilities, includ-ing the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of GE U.S. Equity Portfolio, GE In-ternational Equity Portfolio, GE Fixed Income Portfolio and GE Money Market Portfolio, each a portfolio of Variable Investment Trust (the "Trust"), at De-cember 31, 1995 and the results of their operations, the changes in their net assets and the financial highlights for the period January 3, 1995 (commence-ment of operations) through December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by cor-respondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, pro-vide a reasonable basis for the opinion expressed above.

[LOGO OF PRICE WATERHOUSE LLP APPEARS HERE]

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 8, 1996

================================================================================

[LOGO GNA APPEARS HERE]    Great Northern Insured Annuity Corporation*
                           *Doing business in Texas as GNA Insurance Company

                           Two Union Square.Suite 5600.P.O.Box 490
                           Seatt;e. Washington 98111-0490










                                     A10714 12/95